     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 5, 1994

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     /X/ Preliminary proxy statement
     / / Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

    Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc.,
                     Merrill Lynch Special Value Fund, Inc.
                    and Merrill Lynch Global Resources Trust
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Same as above
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------
- ---------------
    1Set forth the amount on which the filing fee is calculated and state how it was determined.

                                PRELIMINARY COPY

                      MERRILL LYNCH BASIC VALUE FUND, INC.
                        MERRILL LYNCH CAPITAL FUND, INC.
                     MERRILL LYNCH SPECIAL VALUE FUND, INC.
                      MERRILL LYNCH GLOBAL RESOURCES TRUST

                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

DEAR SHAREHOLDER:

     The enclosed proxy statement requests that you consider and approve (i) the election of the Board of Directors or Trustees, (ii) the selection of the independent auditors, (iii) certain changes to the fundamental investment restrictions for each of the above-referenced mutual funds (each a "Fund") of which you own shares, and (iv) an amendment to the Fund's Articles of Incorporation or Declaration of Trust in connection with the implementation by the Funds of the Merrill Lynch Select PricingSM System (the "Select Pricing System").

     As you are aware, many of the mutual funds advised by Merrill Lynch Asset Management, L.P. ("MLAM") or its affiliate, Fund Asset Management, L.P. ("FAM"), and distributed by Merrill Lynch Funds Distributor, Inc. ("MLFD"), offer two classes of shares which may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (the "Class A shares") or
(ii) on a deferred basis (the "Class B shares") (the "Dual Distribution System"). In order to provide additional distribution alternatives tailored more specifically to an investor's needs, the Funds, as well as all of the other mutual funds advised by MLAM or FAM that are currently operating under the Dual Distribution System, intend to implement the Select Pricing System, a new distribution system under which each Fund will offer four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The implementation of the Select Pricing System will not adversely affect the net asset value of a current shareholder's investment in the Fund nor will the two new classes of shares have an adverse effect on the shares that are currently issued and outstanding.

     An amendment to the Articles of Incorporation or Declaration of Trust of each of the Funds is being proposed in connection with the implementation of the Select Pricing System. This amendment, as well as the election of the Boards of Directors and Trustees, the selection of independent auditors and the proposed investment restriction changes require the separate approval of the outstanding shareholders of each of the

Funds. When we have solicited proxies in the past, you have received a proxy statement directed solely to shareholders of your Fund. Because all of the mutual funds currently operating under the Dual Distribution System intend to begin operating under the Select Pricing System, and since much of the information required to be included in the proxy materials for each Fund is substantially identical, we believe it is more efficient to prepare a single "omnibus" proxy statement for use by the shareholders of all Funds having a common Board of Directors or Trustees. Specific information pertaining to your Fund or Funds is attached hereto as Exhibits A and C. If you own more than one Fund, the term "Fund" refers to each Fund in which you own shares.

     EACH SHAREHOLDER WILL VOTE ONLY ON PROPOSALS THAT APPLY TO THAT SHAREHOLDER'S FUND. THE ENCLOSED PROXY CARD(S) SOLICITS YOUR VOTE ON EACH PROPOSAL AS A SHAREHOLDER OF EACH OF THE FUNDS THAT YOU OWN. YOU WILL BE SENT A SEPARATE PROXY STATEMENT AND PROXY CARD FOR EACH ACCOUNT IN WHICH YOU HOLD SHARES OF THE FUNDS COVERED BY THIS PROXY STATEMENT; IN ADDITION, IF YOU OWN SHARES OF OTHER MLAM-ADVISED FUNDS, YOU WILL BE SENT FOR EACH ACCOUNT IN WHICH YOU OWN SHARES AN ADDITIONAL COMBINED PROXY STATEMENT AND PROXY CARD FOR EACH GROUP OF FUNDS WITH A COMMON BOARD. EACH VOTE IS IMPORTANT; PLEASE REVIEW EACH PROXY STATEMENT CAREFULLY AND CAST YOUR VOTE ON EACH PROXY CARD YOU RECEIVE. MANAGEMENT AND THE BOARD RECOMMEND THAT YOU VOTE "FOR" EACH PROPOSAL. If you have any questions, please call 1-609-282-2800.

                                       Sincerely,

                                       ARTHUR ZEIKEL
                                       President

                                PRELIMINARY COPY

                      MERRILL LYNCH BASIC VALUE FUND, INC.
                        MERRILL LYNCH CAPITAL FUND, INC.
                     MERRILL LYNCH SPECIAL VALUE FUND, INC.
                      MERRILL LYNCH GLOBAL RESOURCES TRUST

                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                       NOTICE OF MEETINGS OF SHAREHOLDERS
                               SEPTEMBER 26, 1994
                            ------------------------

TO THE SHAREHOLDERS:

     Notice is hereby given that Meetings of Shareholders (the "Meetings") of the above-listed mutual funds (each a "Fund") advised by Merrill Lynch Asset Management, L.P. ("MLAM") and Fund Asset Management, L.P. ("FAM") will be held at the offices of MLAM, 800 Scudders Mill Road, Plainsboro, New Jersey, on September 26, 1994 at the time specified in Exhibit A hereto. The Meetings will be held for the following purposes:

          (1) To elect members of the Boards of Directors or Trustees to serve for an indefinite term until their successors are duly elected and qualified;
          (2) To consider and act upon a proposal to ratify the selection of the independent auditors of each Fund for its current fiscal year;
          (3) To consider and act upon a proposal to amend the fundamental investment restrictions of each Fund (which for Merrill Lynch Basic Value Fund, Inc. will also require amending its By-laws to delete Article XIV in its entirety);
          (4) To consider and act upon a proposal to amend the Articles of Incorporation or Declaration of Trust of each Fund in connection with the implementation of the Merrill Lynch Select PricingSM System (the "Select Pricing System"), a multiclass distribution system for the offer and sale of shares of the Fund (this proposal must be approved by the shareholders of both classes of the Fund voting as a single class and also by the Class B shareholders of the Fund voting as a separate class); and

          (5) To transact such other business as may properly come before the Meetings or any adjournment thereof.

     The Board has fixed the close of business on August 5, 1994 as the record date for the determination of shareholders entitled to notice of and to vote at the Meetings or any adjournment thereof.

     A complete list of the shareholders of each Fund entitled to vote at each Meeting will be available and open to the examination of any shareholder of that Fund for any purpose germane to the Fund's Meeting during ordinary business hours from and after September 6, 1994 at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend your Fund's Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy, as well as any other proxies you may receive from the Funds in connection with these Meetings, and return them promptly. Each proxy you receive from the Funds in connection with these meetings is being solicited on behalf of the Board.

                                       By Order of the Board
                                       MARK B. GOLDFUS
                                       Secretary

Plainsboro, New Jersey
Dated: August 10, 1994

                                PRELIMINARY COPY

                            COMBINED PROXY STATEMENT
                            ------------------------

                      MERRILL LYNCH BASIC VALUE FUND, INC.
                        MERRILL LYNCH CAPITAL FUND, INC.
                     MERRILL LYNCH SPECIAL VALUE FUND, INC.
                      MERRILL LYNCH GLOBAL RESOURCES TRUST

                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                            MEETINGS OF SHAREHOLDERS

                               SEPTEMBER 26, 1994

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of the above-listed funds (each a "Fund", and collectively, the "Funds"), to be voted at the Meeting of Shareholders of each Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on September 26, 1994 at the time specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is August 16, 1994.

     Each Fund is organized either as a Maryland corporation or a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, throughout the proxy statement shares of common stock or beneficial interest of a Fund are referred to as "shares", holders of shares are referred to as "shareholders", the Board of Directors or Trustees of each of the Funds is referred to as the "Board", the directors or trustees of each Fund are referred to as "Board members", the investment adviser of each Fund is referred to as the "Investment Adviser" or "MLAM" and each Fund's Articles of Incorporation or Declaration of Trust is referred to as its "charter". Unless otherwise indicated, MLAM and Fund Asset Management, L.P. ("FAM") are together referred to as "MLAM" and Merrill Lynch Funds Distributor, Inc. is referred to as "MLFD".

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the election of the Board, "FOR" the ratification of the selection of independent auditors to serve for the Fund's current fiscal year, "FOR" the proposal to amend the fundamental invest-ment restrictions of the Fund (which for Merrill Lynch Basic Value Fund,
Inc. only will also be a vote "FOR" amending its by-laws to delete Article XIV) and "FOR" the charter amendment in connection with the implementation of the Merrill Lynch Select PricingSM System (the "Select Pricing System"). Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

     The Board has fixed the close of business on August 5, 1994 (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meetings and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held and fractional votes for fractional shares held, with no shares having cumulative voting rights. Shareholders of each Fund will vote as a single class, and will vote separately on each proposal on which shareholders of that Fund are entitled to vote. As noted, with respect to Proposal 4, Class B shareholders of each Fund voting together as a separate class also will be required to approve the charter amendment.

     As of the Record Date, your Fund had outstanding the number of shares indicated in Exhibit A. To the knowledge of the Fund, no person owned beneficially more than five percent of the outstanding shares of the Fund at such date [except as set forth in Exhibit A].

     The Board knows of no business other than that mentioned in Proposals 1 through 4 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy, as well as any other proxy sent by the Funds in connection with the Meetings, to vote in accordance with their best judgment.

                                   Proposal 1

                           ELECTION OF BOARD MEMBERS

     At the Meeting, each Board member will be elected to serve for an indefinite term until his successor is elected and qualified, until his death, until he resigns or is otherwise removed under the charter or until December 31 of the year in which he reaches age 72. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

     The Board knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

     Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of Board members is set forth in Exhibit A.

                                          PRINCIPAL OCCUPATIONS
                                                 DURING
                                       PAST FIVE YEARS AND PUBLIC
   NAME AND ADDRESS OF NOMINEE    AGE       DIRECTORSHIPS(1)
   ---------------------------    ---  ---------------------------
Donald Cecil(1)(2)............... 67   Special Limited Partner of
  Cumberland Associates                  Cumberland Partners (an
  1114 Avenue of the Americas            investment partnership)
  New York, New York                     since 1982 and General
  10036                                  Partner of Cumberland
                                         Associates (an asset
                                         management company) from
                                         1970 to 1982; Member of
                                         Institute of Chartered
                                         Financial Analysts;
                                         Member and Chairman of
                                         Westchester County (N.Y.)
                                         Board of Transportation.

M. Colyer Crum(1)(2)............. 62   James R. Williston
  Soldiers Field Road                  Professor of Investment
  Boston, Massachusetts                  Management, Harvard
  02163                                  Business School, since
                                         1971; Director of
                                         Cambridge Bancorp, Copley
                                         Properties, Inc. and Sun
                                         Life Assurance Company of
                                         Canada.

Edward H. Meyer(1)(2)............ 67   President of Grey
  Grey Advertising Inc.                Advertising Inc. since
  777 Third Avenue                       1968, Chief Executive
  New York, New York                     Officer since 1970 and
  10017                                  Chairman of the Board of
                                         Directors since 1972;
                                         Director of The May
                                         Department Stores
                                         Company, Bowne & Co.,
                                         Inc., Harman
                                         International Industries,
                                         Inc. and Ethan Allen
                                         Interiors, Inc.

                                          PRINCIPAL OCCUPATIONS
                                                 DURING
                                       PAST FIVE YEARS AND PUBLIC
   NAME AND ADDRESS OF NOMINEE    AGE       DIRECTORSHIPS(1)
   ---------------------------    ---  ---------------------------
Jack B. Sunderland(1)(2)......... 66   President and Director of
  P.O. Box 1177                          American Independent Oil
  Scarsdale, New York                    Company, Inc. (an energy
  10583                                  company) since 1987;
                                         Chairman of Murexco
                                         Petroleum, Inc. (an
                                         energy company) from 1981
                                         to 1988; Member of
                                         Council on Foreign
                                         Relations since 1971;
                                         President, Director and
                                         Chief Executive Officer
                                         of Coroil, Inc. (an
                                         energy company) from 1979
                                         to 1985.

J. Thomas Touchton(1)(2)......... 55   Managing Partner of The
  Suite 3405                             Witt-Touchton Company and
  One Tampa City Center                  its predecessor, The Witt
  Tampa, Florida                         Co. (a private investment
  33602                                  partnership) since 1972;
                                         Trustee Emeritus of
                                         Washington and Lee
                                         University; Director of
                                         TECO Energy Inc. (an
                                         electric utility holding
                                         company).

                                          PRINCIPAL OCCUPATIONS
                                                 DURING
                                       PAST FIVE YEARS AND PUBLIC
   NAME AND ADDRESS OF NOMINEE    AGE       DIRECTORSHIPS(1)
- --------------------------------- ---  ---------------------------
Arthur Zeikel(1)(3).............. 62   President of MLAM and its
  P.O.Box 9011                           predecessor since 1977
  Princeton, New Jersey                  and Chief Investment
  08543-9011                             Officer since 1976;
                                         President and Chief
                                         Investment Officer of FAM
                                         and its predecessor since
                                         1977; President and
                                         Director of Princeton
                                         Services, Inc.
                                         ("Princeton Services")
                                         since 1993; Executive
                                         Vice President of Merrill
                                         Lynch & Co., Inc. ("ML &
                                         Co.") since 1990;
                                         Executive Vice President
                                         of Merrill Lynch, Pierce,
                                         Fenner & Smith
                                         Incorporated ("Merrill
                                         Lynch") since 1990;
                                         Senior Vice President of
                                         Merrill Lynch from 1985
                                         to 1990; Director of
                                         MLFD.

- ---------------

(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Merrill Lynch Investment Company Board Memberships" below.

(2) Member of the Audit and Nominating Committee of the Board.

(3) Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Funds.

     Committees and Board Meetings. The Board has a standing Audit and Nominating Committee (the "Committee"), which consists of the Board members who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Committee will also select and nominate the Board members who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The Committee generally will not consider nominees recommended by share-holders of the Fund. The non-interested Board members have retained independent legal counsel to assist them in connection with these duties.

     During the Fund's last fiscal year, each of the Board members then in office attended at least 75% of the aggregate of (i) the total number of meetings of the Board held during the fiscal year and (ii) if a member, the total number of meetings of the Committee held during the fiscal year.

     Compensation of Board Members. The Investment Adviser pays all compensation of all officers of the Fund and all Board members who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Board member not affiliated with the Investment Adviser an annual fee plus a fee for each meeting attended, and the Fund also pays each member of its Committee an annual fee, together with such Board member's out-of-pocket expenses relating to attendance at such meetings. Information with respect to fees and expenses paid to the Board members for each Fund's most recently completed fiscal year is set forth in Exhibit A.

     Merrill Lynch Investment Company Board Memberships. MLAM and FAM act as the investment adviser for more than 100 registered investment companies. Mr. Zeikel is a trustee or director of each of these companies except for Merrill Lynch Series Fund, Inc., Merrill Lynch Institutional Intermediate Fund and Merrill Lynch Funds for Institutions Series. Messrs. Cecil, Crum, Meyer, Sunderland and Touchton are trustees or directors of Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Ready Assets Trust, Merrill Lynch Special Value Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, MuniVest California Insured Fund, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest New York Insured Fund, Inc., MuniYield Florida Insured Fund, MuniYield Insured Fund II, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund III, Inc., MuniYield Pennsylvania Fund and MuniYield Michigan Insured Fund, Inc. Messrs. Sunderland and Touchton are also directors of Merrill Lynch Series Fund, Inc. Messrs. Cecil and Meyer are also trustees or directors of Emerging Tigers Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Holdings, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Pacific Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Technology Fund, Inc. and Worldwide DollarVest Fund, Inc.

     Officers of the Fund. Information regarding the officers of the Fund is set forth in Exhibit A.

     Stock Ownership. As of July 29, 1994, the nominees held shares of the Funds as follows:

                                                         NO. OF
       NOMINEE      FUND AND CLASS                     SHARES HELD
       -------      --------------                     -----------
    Mr. Cecil
    Mr. Crum
    Mr. Meyer
    Mr. Sunderland
    Mr. Touchton
    Mr. Zeikel

     At the Record Date, the Board members and officers of the Fund as a group owned an aggregate of less than 1% of the shares of the Fund outstanding at such date. At such date, Mr. Zeikel, an officer of the Fund and a member of the Board, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

                                   Proposal 2

                       SELECTION OF INDEPENDENT AUDITORS

     The Board, including a majority of the Board members who are not interested persons of the Fund, has selected independent auditors to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such auditors in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     Deloitte & Touche ("D&T") acts as independent auditors for all of the Funds. D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which MLAM or FAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to each Fund.

     Representatives of the Fund's independent auditors are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

                                   Proposal 3

                       PROPOSAL TO AMEND THE FUNDAMENTAL
                      INVESTMENT RESTRICTIONS OF THE FUND

     Each Fund advised by MLAM or FAM (collectively, the "MLAM Funds") has adopted investment restrictions that govern generally the operations of the Fund. Investment restrictions that are deemed fundamental may not be changed without a vote of the outstanding shares of the Fund, while non-fundamental investment restrictions may be changed by the Fund's Board if it deems it in the best interest of the Fund and its shareholders to do so. For Merrill Lynch Basic Value Fund, Inc. only, the Fund's fundamental investment restrictions are set forth in its By-laws and amending its fundamental investment restrictions requires an amendment to its By-laws to delete Article XIV in its entirety. In addition to investment restrictions, each of the Funds operates pursuant to investment objectives and policies, described in the Fund's Prospectus and Statement of Additional Information, that govern the investment activities of the Fund and further limit its ability to invest in certain types of securities or engage in certain types of transactions. These investment objectives and policies will be unaffected by the adoption of the proposed investment restrictions. Generally the investment objective of a Fund is a fundamental policy of the Fund that may be changed only by shareholder vote. The investment policies of a Fund are non-fundamental and may not be changed unless and until
(i) the Board of the Fund explicitly authorizes, by resolution, a change in the investment policy and (ii) the Prospectus of the Fund is amended to reflect the change in policy and, if appropriate, to include additional disclosure.

     Investment restrictions may differ among Funds depending on prevailing regulations and the nature of the securities markets at the time the particular Fund commenced operations. As a result, similar Funds in the MLAM complex have different investment restrictions, which may disadvantage one Fund over another in the current marketplace and make administration and compliance monitoring unnecessarily difficult.

     To address this problem, MLAM has analyzed the various fundamental and non-fundamental investment restrictions of the Funds covered by this proxy statement, as well as the investment restrictions of all of the other MLAM-advised non-money market mutual funds, in light of each Fund's investment objectives and policies, and has created a set of standard fundamental and non-fundamental investment restrictions. The proposed uniform restrictions are designed to provide each Fund with as much investment flexibility as possible under the Investment Company Act and applicable state securities regulations ("state blue sky regulations"), help promote operational efficiencies and facilitate monitoring of compliance. Several recently created funds in the MLAM complex operate under investment restrictions substantially similar to the proposed restrictions.

     The proposed changes to the investment restrictions are not expected to affect materially the current operations of the Funds. Although adoption of new or revised investment restrictions is not likely to have any effect on the current investment techniques employed by a Fund, it will contribute to the overall goal of uniformity and standardization, as well as provide the Funds with a greater ability to make future changes in investment restrictions through Board action. In this regard, the Boards propose that each Fund adopt, as described below, the uniform, updated investment restrictions.

     The proposed restrictions restate many of the fundamental and non-fundamental restrictions currently in effect for each Fund. In some instances, certain fundamental or non-fundamental restrictions have been modified or eliminated in accordance with developments in Federal or state blue sky regulations or in the securities markets since the inception of the Fund. In other instances, certain restrictions previously deemed fundamental have been redesignated non-fundamental. Fundamental investment restrictions may not be changed without a vote of the shareholders of the Fund, and the costs of shareholder meetings for these purposes generally are borne by the Fund and its shareholders. By making certain restrictions non-fundamental, the Board may amend a restriction as it deems appropriate and in the best interest of the Fund and its shareholders, without incurring the costs of seeking a shareholder vote.

     Each Fund's current investment restrictions are set forth in Exhibit C. Set forth below is each proposed restriction, followed by a commentary describing the proposed restriction and detailing the significance, if any, of the proposed changes for the MLAM Funds.

     Proposed Fundamental Investment Restrictions. Under the proposed fundamental investment restrictions, a Fund may not:

     1. MAKE ANY INVESTMENT INCONSISTENT WITH THE FUND'S CLASSIFICATION AS A DIVERSIFIED COMPANY UNDER THE INVESTMENT COMPANY ACT.1

     Commentary: Current applicable law regarding diversification of assets requires that with respect to 75% of its total assets, a Fund may not invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer or acquire more than 10% of the voting securities of any one issuer. The U.S. Government, its agencies and instrumentalities are not included within the definition of "issuer" for purposes of these limitations. Certain MLAM Funds apply this diversification restriction to 100% of total assets.

     At one time, state blue sky regulations applied the diversification restriction to 100% of a mutual fund's assets, thereby prohibiting an investment company from investing more than 5% of total assets in a single issuer or from holding more than 10% of the voting securities of a single issuer. These state blue sky limitations, however, have been eliminated.

     If the uniform restrictions are approved, each Fund currently classified as "diversified" would be subject, as a matter of investment policy, to the diversification restriction described above only with respect to 75% of its total assets. As to the remaining 25% of total assets, there would be no fundamental investment limitation on the amount of (i) total assets the Fund could invest in a single issuer or (ii) voting securities of a single issuer that could be held by the Fund. A Fund could, for example, invest up to 25% of its assets in a single issuer without limitation as to the percentage ownership of that issuer's outstanding securities. The primary purpose of the proposal is to give the MLAM Funds that presently have a diversification restriction with respect to 100% of their assets the same investment flexibility as MLAM Funds that have a diversification restriction with respect to 75% of their assets, as well as to enable the Funds to comply with any future changes in applicable law regarding diversification requirements without incurring the costs of soliciting a shareholder vote.

- ---------------
1Not applicable to Merrill Lynch Global Resources Trust which is a non-diversified Fund.

     2. INVEST MORE THAN 25% OF ITS ASSETS, TAKEN AT MARKET VALUE, IN THE SECURITIES OF ISSUERS IN ANY PARTICULAR INDUSTRY (EXCLUDING THE U.S. GOVERNMENT AND ITS AGENCIES AND INSTRUMENTALITIES).2

     Commentary: The proposed restriction, which addresses concentration in a particular industry, is in substance identical to the applicable restriction in effect for each MLAM Fund. Certain MLAM Funds currently do not exclude explicitly the U.S. Government, its agencies and instrumentalities from the definition of "industry". However, such entities have not been considered to constitute "industries" for purposes of concentration, and therefore explicit reference to such entities in the proposed restriction does not change a MLAM Fund's concentration policy. In addition for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

     3.  MAKE INVESTMENTS FOR THE PURPOSE OF EXERCISING CONTROL OR MANAGEMENT.

     Commentary: The proposed restriction is in substance identical to the applicable restriction in effect for each MLAM Fund. Certain MLAM Funds currently include the restriction in their non-fundamental, rather than their fundamental, investment restrictions. Certain MLAM Funds that invest on an international basis go on to state in this restriction that investment by the Funds in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management. This language, which is considered by the

- ---------------
2A MLAM Fund that concentrates in a particular industry (i.e., more than 25%) will continue to use its present concentration restriction. A typical restriction in this regard reads as follows:

       The Fund will not invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government, its agencies and instrumentalities), except that, under normal circumstances, the Fund will invest more than 25% of its total assets in the securities of issuers in the [name of industry].

 None of the Funds covered by this proxy statement concentrate in a particular industry, except that during periods when management of the Fund anticipates significant economic, political or financial instability, Merrill Lynch Global Resources Trust may concentrate its investments in gold-related companies.

       MLAM Funds to be explanatory in nature, will continue to be set forth in the investment restrictions.

     4. PURCHASE OR SELL REAL ESTATE, EXCEPT THAT A FUND MAY INVEST IN SECURITIES DIRECTLY OR INDIRECTLY SECURED BY REAL ESTATE OR INTERESTS THEREIN OR ISSUED BY COMPANIES WHICH INVEST IN REAL ESTATE OR INTERESTS THEREIN.

     Commentary: The proposed restriction is substantially similar to the applicable restriction in effect for each MLAM Fund, except that certain MLAM Funds also prohibit investment in real estate limited partnerships in the fundamental restriction. Prohibition on investments in real estate limited partnerships is required under current applicable law, however such law does not require this restriction to be fundamental. Accordingly, under the proposed uniform restrictions, investment in real estate limited partnerships is prohibited in non-fundamental investment restriction (g) to provide the flexibility to the Board to modify the restriction in response to future changes in applicable law without incurring the expense of a shareholder vote.

     In addition, the applicable restrictions currently in effect for certain MLAM Funds do not contain any exception to the general prohibition on investments in real estate. The proposed restriction clarifies that these Funds have the flexibility, consistent with other MLAM Funds, to invest in securities secured by real estate or issued by companies investing in real estate, such as real estate investment trusts.

     5. MAKE LOANS TO OTHER PERSONS, EXCEPT THAT THE ACQUISITION OF BONDS, DEBENTURES OR OTHER CORPORATE DEBT SECURITIES AND INVESTMENT IN GOVERNMENT OBLIGATIONS, SHORT-TERM COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, BANKERS ACCEPTANCES AND REPURCHASE AGREEMENTS SHALL NOT BE DEEMED TO BE THE MAKING OF A LOAN, AND EXCEPT FURTHER THAT THE FUND MAY LEND ITS PORTFOLIO SECURITIES, PROVIDED THAT THE LENDING OF PORTFOLIO SECURITIES MAY BE MADE ONLY IN ACCORDANCE WITH APPLICABLE LAW AND THE GUIDELINES SET FORTH IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS THEY MAY BE AMENDED FROM TIME TO TIME.

     Commentary: The proposed restriction, with respect to the making of loans, is in substance similar to the applicable restrictions in effect for each MLAM Fund. Certain MLAM Funds address loans to other persons and securities lending in two separate restrictions. A Fund may, as an investment policy, restrict investment in the instruments specifically permitted in the exception beyond the limitations set forth in the proposed restriction.

     Each MLAM Fund is permitted to engage in securities lending but the MLAM Funds have a variety of different investment restrictions in this regard. For example, certain MLAM Funds have a fundamental investment restriction limiting securities lending to less than 20% of total assets. In addition to investment restrictions, certain MLAM Funds have imposed limitations on securities lending as an investment policy.

     Applicable law generally permits the lending of a Fund's portfolio securities in an amount up to 33 1/3% of the Fund's total assets, provided that such loans are made in accordance with prescribed guidelines which typically are set forth in the Statement of Additional Information of the Fund. Each Fund will continue to be subject to the lending limitations set forth as an investment policy in its Prospectus and Statement of Additional Information following approval of the proposed uniform investment restrictions, unless and until the Board determines that an amendment to such investment policy is in the best interest of the Fund and its shareholders and the Prospectus of the Fund is amended.

     6. ISSUE SENIOR SECURITIES TO THE EXTENT SUCH ISSUANCE WOULD VIOLATE APPLICABLE LAW.

     Commentary: Certain MLAM Funds currently limit the extent to which the Fund may issue senior securities, while other MLAM Funds have no restriction on the issuance of senior securities. The proposed restriction substitutes instead a limitation on the issuance of senior securities based upon applicable law.

     Applicable law currently prohibits the issuance of senior securities, defined as any bond, debenture, note or similar obligation or instrument evidencing indebtedness, and any stock of any class having priority as to any other class as to distribution of assets or payment of dividends, but not including (i) bank borrowings provided that immediately thereafter the Fund has 300% asset coverage for all borrowings, or (ii) any note or other evidence of indebtedness representing a loan made to the Fund for temporary purposes (i.e., to be repaid in 60 days without extension or renewal) in an amount not exceeding 5% of the Fund's total assets when the loan is made.

     Certain other investment techniques, which involve leverage or establish a prior claim to the Fund's assets, may be considered senior securities, absent appropriate segregation of assets or exemptive relief. These techniques include standby commitment agreements, contracts for the purchase of securities on a delayed delivery basis (i.e., firm commitment agreements), reverse repurchase agreements, engaging in financial futures and options thereon, forward foreign currency contracts, put and call options, the purchase of securities on a when-issued basis and short sales. The manner and extent to which a Fund can issue senior securities is governed by applicable law, must be set forth in the Fund's Prospectus and Statement of Additional Information and may be changed only upon resolution of the Board.

     Investments in interest rate swaps, to the extent permitted, are not treated as senior securities.

     7. BORROW MONEY, EXCEPT THAT (I) THE FUND MAY BORROW FROM BANKS (AS DEFINED IN THE INVESTMENT COMPANY ACT) IN AMOUNTS UP TO 33 1/3% OF ITS TOTAL ASSETS (INCLUDING THE AMOUNT BORROWED), (II) THE FUND MAY BORROW UP TO AN ADDITIONAL 5% OF ITS TOTAL ASSETS FOR TEMPORARY PURPOSES, (III) THE FUND MAY OBTAIN SUCH SHORT-TERM CREDIT AS MAY BE NECESSARY FOR THE CLEARANCE OF PURCHASES AND SALES OF PORTFOLIO SECURITIES AND (IV) THE FUND MAY PURCHASE SECURITIES ON MARGIN TO THE EXTENT PERMITTED BY APPLICABLE LAW. THE FUND MAY NOT PLEDGE ITS ASSETS OTHER THAN TO SECURE SUCH BORROWINGS OR, TO THE EXTENT PERMITTED BY THE FUND'S INVESTMENT POLICIES AS SET FORTH IN ITS PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS THEY MAY BE AMENDED FROM TIME TO TIME, IN CONNECTION WITH HEDGING TRANSACTIONS, SHORT SALES, WHEN-ISSUED AND FORWARD COMMITMENT TRANSACTIONS AND SIMILAR INVESTMENT STRATEGIES.

     Commentary: Each MLAM Fund has an express limitation on borrowings, a number of which are more restrictive than the limitations set forth in the proposed restriction. For example, a number of MLAM Funds limit borrowings to 5% of total assets. To the extent the Fund's investment policies, as stated in the Fund's Prospectus and Statement of Additional Information, include a limitation on borrowing, or on the pledging of assets to secure borrowings, that is more restrictive than the restrictions in proposed restriction (7), the Fund will continue to be limited by such investment policy on a non-fundamental basis. Moreover, if a Fund intends to borrow from a bank or to offer debt securities privately as part of its investment policies, it will so state in its Prospectus. If the Fund limits borrowing to 5% of total assets, a statement to that effect in the Prospectus will suffice. On the other hand, if the Fund intends as an investment policy to engage in a higher level of borrowing for investment purposes, additional disclosure with respect to the purposes of such borrowing and the consequences of leverage will be included in the Fund's Prospectus and Statement of Additional Information.

     With regard to purchases on margin, under current applicable law, a Fund may not establish or use a margin account with a broker for the purpose of effecting securities transactions on margin, except that a Fund may obtain such short term credit as necessary for the clearance of transactions. However, a Fund may pay initial or variation margin in connection with futures and related options transactions, as set forth in investment restriction (9) below, without regard to this prohibition.

     8. UNDERWRITE SECURITIES OF OTHER ISSUERS EXCEPT INSOFAR AS THE FUND TECHNICALLY MAY BE DEEMED AN UNDERWRITER UNDER THE SECURITIES ACT OF 1933 IN SELLING PORTFOLIO SECURITIES.

     Commentary: The proposed restriction is in substance identical to the applicable restriction in effect for each Fund.

     9. PURCHASE OR SELL COMMODITIES OR CONTRACTS ON COMMODITIES, EXCEPT TO THE EXTENT THE FUND MAY DO SO IN ACCORDANCE WITH APPLICABLE LAW AND THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS THEY MAY BE AMENDED FROM TIME TO TIME, AND WITHOUT REGISTERING AS A COMMODITY POOL OPERATOR UNDER THE COMMODITY EXCHANGE ACT.

     Commentary: Certain MLAM Funds prohibit investment in commodities; others have no restriction on investment in commodities. Under the Investment Company Act, a Fund must state its policy relating to the purchase and sale of commodities. In general, the MLAM Funds currently do not anticipate investment directly in tangible commodities and would be greatly restricted from making such direct investments by the provisions of the Federal tax laws; however, the Funds may invest in financial instruments linked to commodities as described below. Adoption of the proposed uniform restrictions will enable a Fund to invest in commodities only in accordance with applicable law and with the Fund's investment policies as stated in the Fund's Prospectus and Statement of Additional Information.

     The MLAM Funds have obtained an exemptive order from the Securities and Exchange Commission (the "SEC") which, among other things, permits investment in the commodities markets to the extent such investment is limited to financial futures and options thereon for hedging purposes only. The terms of the exemptive order are slightly more restrictive than currently applicable law.

     Regulations of the Commodity Futures Trading Commission applicable to the Funds provide that futures trading activities, as described in a Fund's Prospectus and Statement of Additional Information, will not result in the Fund being deemed a "commodity pool operator" as defined under such regulations if the Fund adheres to certain restrictions. In particular, a MLAM Fund that may, as a matter of investment policy, purchase and sell futures contracts and options thereon may do so (i) for bona fide hedging purposes and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options do not exceed 5% of the liquidation value of such Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. In addition, certain of the MLAM Funds may invest in securities whose potential investment returns are based on the change in value of specific commodities.

                             --------------------------

     If approved by the shareholders, the above-listed restrictions will replace the fundamental investment restrictions for each Fund and, accordingly, will become the only fundamental investment restrictions under which each Fund will operate. If approved, the above restrictions may not be changed without the approval of the holders of a majority of the Fund's outstanding shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     Proposed Non-Fundamental Investment Restrictions. The Boards have adopted the following non-fundamental investment restrictions, subject to approval of the fundamental investment restrictions described above. Certain of the proposed non-fundamental restrictions are in substance similar or identical to current fundamental investment restrictions. Redesignating a restriction as non-fundamental allows the Board the flexibility to modify the restriction in response to changes in the securities markets or applicable law if the Board deems it in the best interest of the Fund and its shareholders to do so. Although future modification of a non-fundamental investment restriction would not require a shareholder vote, modification of these restrictions would require both (i) authorization by resolution by the Board and (ii) amendment of the Fund's Prospectus.

     Under the proposed non-fundamental investment restrictions, each Fund may not:

     A. PURCHASE SECURITIES OF OTHER INVESTMENT COMPANIES, EXCEPT TO THE EXTENT SUCH PURCHASES ARE PERMITTED BY APPLICABLE LAW.

     Commentary: A number of MLAM Funds currently state this restriction as a fundamental, rather than a non-fundamental, restriction. In addition, a number of the restrictions currently in effect set forth specifically the applicable law. Applicable law currently allows a Fund to purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company.

     Certain state blue sky regulations have excepted from the prohibition on purchases of securities of other investment companies purchases made in connection with a plan of merger, consolidation, reorganization, or acquisition, or purchases made in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than the customary broker's commission, is involved. This restriction is no longer required and has therefore been deleted from the proposed restriction.

     B. MAKE SHORT SALES OF SECURITIES OR MAINTAIN A SHORT POSITION EXCEPT TO THE EXTENT PERMITTED BY APPLICABLE LAW.

     Commentary: In a short sale, an investor sells a borrowed security and has a corresponding obligation to "cover" by delivering at a later date the identical security. In a short sale "against the box", an investor sells the securities short while either owning the same securities in the same amount or having the right to obtain securities to cover through, for example, the investor's ownership of warrants, options, or convertible securities. Certain MLAM Funds currently prohibit short sales under any circumstances; others are specifically authorized to engage in short sales "against the box".

     Under current applicable law, short sales are considered to involve the creation of senior securities. A Fund that includes short sales in its investment policies must secure its obligation to replace the borrowed security by depositing collateral in a segregated account in compliance with SEC guidelines which are described in the Fund's Prospectus. In addition, under the current blue sky laws of a certain state, Funds that sell short are limited so that the dollar amount of short sales at any one time may not exceed 25% of the net equity of the Fund and the value of securities of any one issuer in which the Fund is short may not exceed the lesser of 2.0% of the value of the Fund's net assets or 2.0% of the securities of any class of any issuer.

     Short sales "against the box" are not considered speculative sales and do not create senior securities. Funds that are not specifically authorized to engage in short sales "against the box" have not considered short sales "against the box" to be short sales for purposes of their investment restrictions.

     The majority of the MLAM Funds, as a matter of investment policy, do not enter into short sales of any kind. If the proposed investment restrictions are adopted, the MLAM Funds that currently are authorized to make short sales will continue to have that ability within the confines of applicable law; the MLAM Funds that are not currently authorized to make short sales will not make short sales unless and until such policy is amended by resolution of the Board and the Fund's Prospectus is amended.

     C. INVEST IN SECURITIES WHICH CANNOT BE READILY RESOLD BECAUSE OF LEGAL OR CONTRACTUAL RESTRICTIONS OR WHICH CANNOT OTHERWISE BE MARKETED, REDEEMED OR PUT TO THE ISSUER OR A THIRD PARTY, IF AT THE TIME OF ACQUISITION MORE THAN 15% OF ITS TOTAL ASSETS WOULD BE INVESTED IN SUCH SECURITIES. THIS RESTRICTION SHALL NOT APPLY TO SECURITIES WHICH MATURE WITHIN SEVEN DAYS OR SECURITIES WHICH THE BOARD OF [DIRECTORS OR TRUSTEES] OF THE FUND HAS OTHERWISE DETERMINED TO BE LIQUID PURSUANT TO APPLICABLE LAW.

     Commentary: Certain MLAM Funds limit investment in restricted and illiquid securities to 5% or 10% of Fund assets. Under the Investment Company Act, open-end investment companies are required to determine net asset value and offer redemption on a daily basis with payment to follow within seven days. In order to ensure that adequate cash is available at all times to cover redemptions, a Fund is required to limit its investments in securities deemed illiquid to 15% of the Fund's net assets.

     Under current applicable law, an illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment. The types of securities that will be considered illiquid will vary over time based on changing market conditions and regulatory interpretations.

     In accordance with the most restrictive state blue sky regulations currently in effect, a Fund whose shares are registered or qualified for sale in such state may invest no more than 10% of its total assets in illiquid securities. It is possible that such state interpretation will be relaxed in the future to enable a Fund to invest up to 15% of its total assets in illiquid securities. In addition, certain states consider investment of more than 5% of a Fund's total assets in illiquid securities to be speculative and require special disclosure in a Fund's Prospectus with respect thereto.

     Under current SEC interpretations, a Fund may purchase, without regard to the foregoing 10% (or 15%) limitation, securities which are not registered under the Securities Act of 1933, as amended (the "Securities Act"), provided that they are determined to be liquid pursuant to guidelines and procedures established by the Board. Included among such securities are foreign securities traded in a foreign securities market and securities which can be offered and sold to "qualified institutional buyers," as defined in Rule 144A under the Securities Act ("Rule 144A Securities"). Certain MLAM Funds do not permit the Board discretion with respect to Rule 144A Securities.

     The proposed investment restriction would increase the Funds' flexibility with respect to the amount of securities deemed illiquid in which the Fund may invest up to the current SEC limit, assuming that the Fund is not otherwise limited with respect to investment in illiquid securities. A Fund, in its Prospectus and Statement of Additional Information, may limit investment in illiquid securities to a percentage of less than 15%, pursuant to state blue sky regulations or for other reasons.

     Current applicable law does not require a Fund to state its limitation on investment in illiquid securities as a fundamental policy; however, a number of MLAM Funds currently state their limitations on illiquid securities as a fundamental, rather than a non-fundamental, restriction.

     D. INVEST IN WARRANTS IF, AT THE TIME OF ACQUISITION, ITS INVESTMENTS IN WARRANTS, VALUED AT THE LOWER OF COST OR MARKET VALUE, WOULD EXCEED 5% OF THE FUND'S TOTAL ASSETS; INCLUDED WITHIN SUCH LIMITATION, BUT NOT TO EXCEED 2% OF THE FUND'S TOTAL ASSETS, ARE WARRANTS WHICH ARE NOT LISTED ON THE NEW YORK STOCK EXCHANGE OR AMERICAN STOCK EXCHANGE OR A MAJOR FOREIGN EXCHANGE. FOR PURPOSES OF THIS RESTRICTION, WARRANTS ACQUIRED BY THE FUND IN UNITS OR ATTACHED TO SECURITIES MAY BE DEEMED TO BE WITHOUT VALUE.

     Commentary: Certain MLAM Funds currently prohibit investment in warrants; others impose limitations that are as restrictive or more restrictive than the proposed restriction. If a Fund is otherwise authorized to invest in warrants as a matter of investment policy, such Fund will now be subject to the limitation set forth in proposed non-fundamental investment restriction
     (d). A Fund that is currently prohibited from investing in warrants as a matter of investment policy will not invest in warrants unless and until such policy is amended by resolution of the Board and the Fund's Prospectus is amended.

     E. INVEST IN SECURITIES OF COMPANIES HAVING A RECORD, TOGETHER WITH PREDECESSORS, OF LESS THAN THREE YEARS OF CONTINUOUS OPERATION, IF MORE THAN 5% OF THE FUND'S TOTAL ASSETS WOULD BE INVESTED IN SUCH SECURITIES. THIS RESTRICTION SHALL NOT APPLY TO MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES OR OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES.

     Commentary: The proposed restriction, which addresses investment by a Fund in "unseasoned issuers", is in substance identical to the applicable restriction in effect for certain MLAM Funds; however, a number of MLAM Funds state this restriction as a fundamental, rather than a non-fundamental, restriction.

     Restrictions on unseasoned issuers are determined primarily by state blue sky regulations. While several states have more lenient restrictions concerning investment in the securities of unseasoned issuers (i.e., up to 15%), the most restrictive state limitation is currently 5%. Applicable state blue sky regulations do not require that entities with less than three years of continuous operation that issue mortgage-backed securities, asset-backed securities or obligations supported by the U.S. Government, its agencies or instrumentalities be included in the definition of "unseasoned issuers". There is no federal limitation concerning investment in unseasoned issuers.

     F. PURCHASE OR RETAIN THE SECURITIES OF ANY ISSUER, IF THOSE INDIVIDUAL OFFICERS AND DIRECTORS OF THE FUND, THE OFFICERS AND GENERAL PARTNER OF THE INVESTMENT ADVISER, THE DIRECTORS OF SUCH GENERAL PARTNER OR THE OFFICERS AND DIRECTORS OF ANY SUBSIDIARY THEREOF EACH OWNING MORE THAN ONE-HALF OF ONE PERCENT OF THE SECURITIES OF SUCH ISSUER OWN IN THE AGGREGATE MORE THAN 5% OF THE SECURITIES OF SUCH ISSUER.

     Commentary: The proposed restriction, which addresses investment by a Fund in securities of an issuer in which management of the Fund owns shares, is in substance similar to the applicable restriction in effect for certain MLAM Funds; however, a number of MLAM Funds currently state this restriction as a fundamental, rather than a non-fundamental, restriction.

     Restrictions on these types of investments are determined primarily by state blue sky regulations. Certain MLAM Funds' current investment restrictions apply to the Investment Adviser or any "affiliate" thereof, which would make the restriction applicable to ML & Co. and any entity controlled by ML & Co. The proposed restriction reflects currently applicable law and applies only to MLAM and certain affiliates.

     G. INVEST IN REAL ESTATE LIMITED PARTNERSHIP INTERESTS OR INTERESTS IN OIL, GAS OR OTHER MINERAL LEASES, OR EXPLORATION OR DEVELOPMENT PROGRAMS, EXCEPT THAT THE FUND MAY INVEST IN SECURITIES ISSUED BY COMPANIES THAT ENGAGE IN OIL, GAS OR OTHER MINERAL EXPLORATION OR DEVELOPMENT ACTIVITIES.

     Commentary: Restrictions with respect to these types of investments are determined primarily by state blue sky regulations. The proposed restriction is in substance similar to the applicable restriction in effect for each MLAM Fund; however, a number of MLAM Funds state this restriction, in whole or in part, as a fundamental, rather than a non-fundamental, restriction.

     H. WRITE, PURCHASE OR SELL PUTS, CALLS, STRADDLES, SPREADS OR COMBINATIONS THEREOF, EXCEPT TO THE EXTENT PERMITTED IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS THEY MAY BE AMENDED FROM TIME TO TIME.

     Commentary: The proposed restriction is in substance similar to the applicable restriction in effect for each MLAM Fund authorized to engage in these types of transactions, except that certain MLAM Funds impose specific percentage limitations in the investment restriction on the investments. A number of MLAM Funds state this restriction as a fundamental, rather than a non-fundamental, restriction.

     If the proposed restrictions are approved, MLAM Funds that currently are authorized to engage in puts, calls, straddles, spreads and combinations thereof will be subject to the proposed restriction. MLAM Funds that are not currently authorized to engage in these types of transactions would not be permitted to engage in such transactions unless and until the Board determines to establish an investment policy in this regard and the Fund's Prospectus is amended.
                             ---------------------

     Elimination of Restrictions Applicable to Foreign Securities. Investment restrictions relating to investment in foreign securities have been eliminated in the proposed uniform restrictions. Certain MLAM Funds that commenced operations more than 10 years ago were required by state blue sky regulations then in effect to include an investment restriction limiting or prohibiting investment in foreign securities. More recently, funds are no longer required to state this policy as an investment restriction but instead include investment policies with respect to foreign securities in their Prospectuses and Statements of Additional Information.

                                   Proposal 4

                 APPROVAL OR DISAPPROVAL OF A CHARTER AMENDMENT
                    IN CONNECTION WITH THE IMPLEMENTATION OF
                   THE MERRILL LYNCH SELECT PRICINGSM SYSTEM

DESCRIPTION OF THE SELECT PRICING SYSTEM

     General. In 1988, MLAM developed a two-class distribution system pursuant to which investors may choose to purchase Class A shares of a Fund with a front-end sales charge or Class B shares with a contingent deferred sales charge ("CDSC") and ongoing distribution fees (the "Dual Distribution System"). The Dual Distribution System was among the first in the mutual fund industry to offer investors alternative sales charge arrangements within the same Fund.

     On April 12, 1994, the SEC issued an exemptive order permitting certain MLAM-advised mutual funds to issue multiple classes of shares (the "Order"). The Order permits each Fund to create an unlimited number of classes of shares to expand the types of sales charge arrangements available to Fund investors without otherwise affecting investment in the Fund. In this regard, the Funds intend to implement the Select Pricing System, under which eligible investors may choose from different sales charge alternatives in four classes of shares.

     At its meeting held August 4, 1994, the Board approved the manner in which shares of each class will be offered and sold under the Select Pricing System, as described in detail below. The specific amounts of the sales charges, and account maintenance and distribution fees for each Fund are set forth in Exhibit
A. Although the Funds currently intend to implement the Select Pricing System as described herein, changes may be made to the distribution arrangements of any class at any time; however, changes will not be made to the terms of the Select Pricing System as it applies to any Fund unless and until (i) the Board of the Fund explicitly authorizes, by resolution, any change in the terms and (ii) the Prospectus of the Fund is amended to reflect the change. Changes to the Select Pricing System ordinarily would not require a vote of the shareholders of a Fund, except in certain circumstances necessitating a charter amendment or in which fees paid by existing shareholders pursuant to Rule 12b-1 under the Investment Company Act ("Rule 12b-1") are increased.

     The following table sets forth a summary of the distribution arrangements for each class of shares under the Select Pricing System, followed by a more detailed description of each class.
- ------------------------------------------------------------------------------

[CAPTION]

- ----------------------------------------------------------------------------
                               ACCOUNT
                             MAINTENANCE     DISTRIBUTION      CONVERSION
CLASS      SALES CHARGE          FEE             FEE            FEATURE
- ----------------------------------------------------------------------------
 A*      Maximum 5.25%          No               No                No
           front-end
           sales charge**
- ----------------------------------------------------------------------------
  B      CDSC for periods     Maximum         Maximum       B shares convert
           of up to 4          0.25%           0.75%          to D shares
           years, at a                                        automatically
           maximum rate                                       after
           of 4.0% during                                     Conversion
           the first                                          Period
           year,
           decreasing
           1.0% annually
           to 0.0%
- ----------------------------------------------------------------------------
  C      1.0% CDSC for        Maximum         Maximum              No
           one year            0.25%           0.75%
- ----------------------------------------------------------------------------
  D      Maximum 5.25%        Maximum            No                No
           front-end           0.25%
           sales charge**
- ----------------------------------------------------------------------------

- ------------------------------------------------------------------------------
 * Offered only to eligible investors. See "Class A" below.

** Certain Class A and Class D purchases will be subject to a maximum 1.0% CDSC for one year. See "Class A" and "Class D" below.

Class A:   Class A shares will be sold subject to a front-end sales charge and will bear no ongoing distribution or account maintenance fees. For most Funds, the front-end sales charge on purchases of Class A shares under the Select Pricing System will be lower than the front-end sales charge currently imposed on Class A shares. Class A shares will be offered to a limited group of investors. Investors that currently own Class A shares of a Fund in an account will be entitled to purchase additional Class A shares of that Fund in that account. Class A shares also will be offered to certain retirement plans. In addition, Class A shares will be offered to directors of ML & Co. and employees of ML & Co. and its subsidiaries, Board members and members of the Boards of other MLAM-advised mutual funds and participants in certain investment programs. Class A shares also will be issued on reinvestment of dividends paid on Class A shares.

            Exchange Privilege. THE EXCHANGE PRIVILEGE FOR CLASS A SHAREHOLDERS WILL BE MODIFIED UNDER THE SELECT PRICING SYSTEM MAKING IT MORE RESTRICTIVE THAN PRESENTLY EXISTS. Under the Select Pricing System, Class A shareholders may exchange Class A shares of one Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second Fund in his account in which the exchange is made at the time of the exchange. If the Class A shareholder wants to exchange his Class A shares for shares of a second Fund, and the shareholder does not hold Class A shares of the second Fund in his account at the time of the exchange, the shareholder will receive Class D shares of the second Fund as a result of the exchange. Class A or Class D shares may be exchanged for Class A shares of a second Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second Fund in the account in which the exchange is made.

            For example, a shareholder owns 50 Class A shares of Merrill Lynch Basic Value Fund, Inc. ("Basic Value") and 50 Class A shares of Merrill Lynch World Income Fund, Inc. ("World Income") in his personal account and 50 Class A shares of Merrill Lynch Pacific Fund, Inc. ("Pacific") in his individual retirement account ("IRA"). In his personal account, the shareholder eliminates his position in Basic Value by exchanging 25 shares of Basic Value for shares of equivalent value of World Income and 25 shares of Basic Value for shares of equivalent value of Pacific. The shareholder will receive Class A shares of World Income, because he holds World Income Class A shares in his personal account at the time of the exchange, and he will receive Class D shares of Pacific, because although he owns Pacific Class A shares, he does not hold them in his personal account. Similarly, if the shareholder decides to exchange back into Basic Value, he will receive Class D shares, because he no longer holds Class A shares of Basic Value in his personal account.

            In his IRA, if the investor decides to exchange 25 Class A shares of Pacific for shares of equivalent value of Merrill Lynch Fund for Tomorrow, Inc. ("Fund for Tomorrow"), he will receive Class D shares of Fund for Tomorrow, because he holds no Class A shares of Fund for Tomorrow in his IRA. If he decides, however, to exchange back into Pacific, he can receive Class A shares of Pacific as long as he still holds any

            Class A shares of Pacific in his IRA at the time of the exchange.

            Class A shareholders also may exchange Class A shares for shares of certain MLAM-advised money market funds. For further information regarding the Select Pricing System exchange privilege, see "Exchange Privilege" below.

            Reduced initial sales charges. Class A investors may qualify for reduced initial sales charges through a right of accumulation taking into account an investor's holdings in both Class A and Class D shares of any MLAM-advised Fund. Under the Select Pricing System, Class B shares will no longer be counted toward the right of accumulation. See "Right of Accumulation" below. Under a right of accumulation, certain Class A shareholders who purchase or accumulate at least $1 million in Class A and/or Class D shares of any MLAM-advised Fund also qualify to add to their investment in Class A shares of a Fund without the imposition of a front-end sales charge. Although these investors will not be subject to a front-end sales charge, they will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase.

            Redesignation of Class A Shares. Class A shares outstanding on the date of the implementation of the Select Pricing System (the "Implementation Date") that are subject to ongoing account maintenance fees automatically will be redesignated Class D shares. None of the Funds covered by this Proxy Statement currently have Class A shares that will be redesignated as Class D shares on the Implementation Date. The redesignation of the Class A shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. See "Redesignation of Shares of Certain MLAM-Advised Funds" below.

Class B:   Class B shares will be sold on a deferred sales charge basis. Class B shares do not incur a front-end sales charge, but they are subject to a maximum ongoing 0.25% account maintenance fee, an ongoing distribution fee and a CDSC for periods of up to four years.

            Conversion of Class B Shares to Class D Shares. After a set time period (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee but no distribution fee. Automatic conversion of Class B shares into Class D shares will occur at least once a month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

            In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding.

            In general, Class B shares of equity Funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income Funds will convert approximately ten years after initial purchase. Specific Conversion Periods for each Fund are set forth in Exhibit A. If during the Conversion Period a shareholder exchanges Class B shares with a ten-year Conversion Period for Class B shares with an eight-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be "tacked" onto the holding period for the shares acquired. The Conversion Period for certain retirement plans will be modified as described under "Proposed Charter Amendment--Class B Retirement Plans" below.

            The Class B distribution fee is subject to the limitations on asset-based sales charges imposed by the National Association of Securities Dealers, Inc. (the "NASD"), as voluntarily modified by MLFD. See "Limitations on Asset-Based Sales Charges" below.

            Exchange Privilege. Class B shareholders may exchange Class B shares of the Fund for Class B shares of any MLAM-advised mutual fund as well as shares of certain MLAM-advised money market funds. See "Exchange Privilege" below.

            Redesignation of Class B Shares. Class B shares of Merrill Lynch Fundamental Growth Fund, Inc. outstanding on the Implementation Date automatically will be redesignated Class C shares. This redesignation of Class B shares to Class C shares will not be deemed a purchase or sale of the shares for

            Federal income tax purposes. See "Redesignation of Shares of Certain MLAM-Advised Funds" below.

Class C:   Class C shares will not incur a front-end sales charge when purchased, but Class C shares are subject to a maximum ongoing 0.25% account maintenance fee and an ongoing distribution fee. In the case of fixed income Funds, the Class C distribution fees will be different from the Class B distribution fees of a particular Fund. In the case of equity Funds, Class C distribution fees will equal Class B distribution fees. Class C shares are sold subject to a CDSC of 1.0% for one year. The Class C distribution fee will be charged indefinitely subject to approval of the continuance of the Fund's Class C Distribution Plan pursuant to Rule 12b-1 and the limitations on asset-based sales charges imposed by the NASD. See "Limitations on Asset-Based Sales Charges" below.

            Exchange Privilege. Class C shareholders may exchange Class C shares of the Fund for Class C shares of any MLAM-advised mutual fund as well as shares of certain MLAM-advised money market funds. See "Exchange Privilege" below.

Class D: Class D shares will be sold subject to a front-end sales charge which will be identical to the front-end sales charge imposed on Class A shares under the Select Pricing System. Class D shares are charged a maximum ongoing 0.25% account maintenance fee but are not subject to an ongoing distribution fee.

            Reduced Initial Sales Charges. Class D investors may qualify for reduced initial sales charges through a right of accumulation taking into account each investor's holdings in both Class A and Class D shares of any MLAM-advised Fund. See "Right of Accumulation" below. Under a right of accumulation, certain investors who purchase or accumulate at least $1 million in Class A and/or Class D shares of any MLAM-advised Fund will not be subject to a front-end sales charge upon the purchase of Class D shares; however, they will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase.

            Exchange Privilege. Class D shareholders may exchange Class D shares of one Fund for Class D shares of any MLAM-advised mutual fund. If the shareholder holds any Class A shares of the second Fund in his account at the time of the exchange, he may exchange Class D shares for Class A shares of the second Fund. Class D shareholders also may exchange

            Class D shares of the Fund for shares of certain MLAM-advised money market funds. See "Exchange Privilege" below.

            Class D shares also will be issued upon conversion of Class B shares after the Class B Conversion Period, as more fully described below.

     MLAM developed the Dual Distribution System to provide investors with the alternatives within the same Fund of purchasing shares pursuant to either the front-end sales charge method or the deferred sales charge method. The Select Pricing System was developed to expand the alternatives available under the Dual Distribution System by providing investors with additional distribution alternatives. These alternative sales arrangements permit the investor to choose the method of purchasing shares that is most beneficial given the amount of the investor's purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

     Front-End Sales Charge Alternatives. Investors who prefer a front-end sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the front-end sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because of the account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced front-end sales charges may find the front-end sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial front-end sales charge and, in the case of Class D shares, the account maintenance fee. Although some investors that previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Funds, those previously purchased Class A shares, as well as any new Class D shares acquired, will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new front-end sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the front-end sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     The benefit of an initial sales charge waiver for investors who purchase at least $1 million in Class A or Class D shares of any MLAM-advised Fund may be offset to the extent the shareholder must pay a CDSC on shares redeemed in less than one year.

     Deferred Sales Charge Alternatives. Investors that do not qualify for a reduction of front-end sales charges may prefer the deferred sales charge alternatives, because while Class A and Class D initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution charges potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after the Conversion Period and thereafter will be subject to significantly lower ongoing fees.

     Certain investors may elect to purchase Class B shares if they determine it to be most advantageous to have all their funds invested initially and intend to hold their shares for an extended period of time. In making this decision, Class B purchasers will take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the Conversion Period and thereby take advantage of the reduction in ongoing fees. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all their funds invested initially and they are uncertain as to the amount of time they intend to hold the shares. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, Class B shares are further limited under a MLFD voluntary waiver of asset-based sales charges. See "Limitations on Asset-Based Sales Charges" below.
                             ---------------------

     Each Class A, Class B, Class C and Class D share of a Fund will represent identical interests in the investment portfolio of the Fund and have the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fee and Class B and Class C shares also bear the expenses of the ongoing distribution fee and the additional incremental transfer agency costs resulting from the deferred sales charge arrangement. Class B, Class C and Class D shares have exclusive voting rights with respect to the distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act applicable to each respective class. Each class also has different exchange privileges. The deferred sales charges that are imposed on Class B and Class C shares will be imposed directly and respectively against those classes and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of any other class or have any impact on investors choosing another sales charge option.

     The implementation of the Select Pricing System will not adversely affect the net asset value of a current shareholder's investment in the Fund. Outstanding shares will not be subject to any charge as a result of the reclassification. Two new and separate classes will be added, having no adverse effect on the shares that are issued and outstanding; however, the creation of Class D will provide a significant benefit to Class B shareholders as described herein.

     Exchange Privilege. As previously stated, investors who hold Class A shares of a Fund in an account will be entitled, subsequent to the Implementation Date, to purchase additional Class A shares of that Fund in that account only. Current Class A shareholders that do not qualify to purchase Class A shares under the Select Pricing System and wish to exchange their Class A shares for shares of a second Fund will receive Class A shares of that Fund only if such shareholder owned Class A shares of the second Fund on the date of the exchange. Otherwise, shareholders that do not qualify to purchase Class A shares under the Select Pricing System will receive Class D shares in exchange for Class A shares after the Implementation Date. Investors will have the right to exchange Class D shares for Class A shares of any Fund held in the account, provided that Class A shares of the Fund acquired in the exchange are held in the account at the time of the exchange.

     Class A and Class D shares also will be exchangeable for shares of certain money market funds specifically designated as available for exchange by holders of Class A or Class D shares. The period of time that Class A or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed in connection with a reduced initial sales charge purchase.

     Class B and Class C shares will be exchangeable only with shares of the same class of other mutual funds advised by MLAM as well as certain money market funds specifically designated as available for exchange by holders of Class B or Class C shares. The period of time that Class B or Class C shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of the CDSC for Class B or Class C shares or the Conversion Period for Class B shares.

     Right of Accumulation. Under the Select Pricing System, reduced sales charges will be applicable through a right of accumulation under which eligible investors are permitted to purchase Class A or Class D shares of a Fund at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then net asset value or cost, whichever is higher, of the purchaser's combined holdings of Class A and Class D shares of the Fund and of any other Fund with an initial sales charge for which MLFD is the distributor. Class B and Class C shares owned will not count toward this right of accumulation.

     Redesignation of Shares of Certain MLAM-Advised Funds. The following nine Funds currently offer Class A shares subject to an account maintenance fee:
Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc. and Merrill Lynch Short-Term Global Income Fund, Inc. In order to continue the same sales charge and account maintenance fee arrangements on these Class A shares, on the Implementation Date, Class A shares of those Funds will be automatically redesignated Class D shares. Subsequent to the Implementation Date, reinvestment of dividends paid on these redesignated Class A shares will be in Class D shares.

     Outstanding Class B shares of Merrill Lynch Fundamental Growth Fund, Inc. ("Fundamental Growth"), which currently are subject to the same CDSC, account maintenance fee and distribution fee as Class C shares will be under the Select Pricing System, will be automatically redesignated Class C shares on the Implementation Date. Subsequent to the Implementation Date, reinvestment of dividends paid on these redesignated Class B shares of Fundamental Growth will be in Class C shares.

     Redesignation of shares of any Fund in connection with the implementation of the Select Pricing System will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     Limitations on Asset-Based Sales Charges. Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD. As applicable to the Funds, the NASD rule limits the aggregate of distribution fee payments and CDSCs payable by a Fund to (1) 6.25% of eligible gross sales of Class B or Class C shares (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). The maximum allowable payments under the NASD rule is referred to as the "NASD maximum". Aggregate distribution fee payments on Class C shares will be limited in accordance with the NASD maximum.

     With respect to Class B shares, MLFD has agreed voluntarily to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to MLFD (referred to as the "Class B voluntary maximum") is 6.75% of eligible gross sales. MLFD retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the Class B voluntary maximum, in the case of Class B shares, or the NASD maximum, in the case of Class C shares, the Fund will not make further payments of the distribution fee and any CDSCs will be paid to the Fund rather than to MLFD; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the Class B voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payments in excess of the amount payable under the NASD maximum will not be made.

PROPOSED CHARTER AMENDMENT

     On August 4, 1994, the Board approved the Select Pricing System and a related amendment to the Fund's charter. The proposed amendment to the charter, among other things, will enable each Fund to institute the Class B to Class D automatic conversion feature which is integral to the implementation of the Select Pricing System. In addition, while the Fund's charter permits the Board to reclassify unissued shares into additional classes, the proposed amendment to the Fund's charter also will permit the Board to institute automatic conversion features with respect to all classes by reclassifying issued shares of the Fund into additional classes at a future date.

     Class B Retirement Plans. Certain shareholders of the Fund purchased Class B shares through retirement plans. These purchases qualified for a waiver of the CDSC normally imposed on purchases of Class B shares under exemptive orders and a no-action letter granted by the SEC. Retirement plans holding Class B shares purchased without a CDSC are herein referred to as "Class B Retirement Plans." Since these Class B shares were sold without a CDSC, there was heretofore no reason to track the length of time that such shares were held, and therefore Class B Retirement Plan shares cannot be converted to Class D shares in the same manner as other Class B shares.

     To ensure that both the Class B Retirement Plan shareholders and the other Class B shareholders are treated fairly under the Select Pricing System, the proposed charter amendment provides that rather than impos-ing the usual Class B Conversion Periods which apply to the shares, a ten-year Conversion Period will be applied to each Class B Retirement Plan. After the Implementation Date, the Class B Retirement Plans will continue to purchase Class B shares without a CDSC. When the first share purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between the Funds and the plan was established), all Class B shares of all Funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate Funds. Subsequent to such conversion, that retirement plan will be sold Class D shares of the appropriate Funds.

     Text of Proposed Charter Amendment. Each Fund's state of organization is set forth in Exhibit A. With respect to the Funds that are Maryland corporations, the charter will be amended to add the following provision:

          The Board of Directors may classify and reclassify any issued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of such issued shares. The Board's authority pursuant to this paragraph shall include, but not be limited to, the power to vary among all the holders of a particular class or series (a) the length of time shares must be held prior to reclassification to shares of another class or series (the "Holding Period(s)"), (b) the manner in which the time for such Holding Period(s) is determined and (c) the class or series into which the particular class or series is being reclassified; provided, however, that, subject to the first sentence of this section, with respect to holders of the Corporation's shares issued on or after the date of the Corporation's first effective prospectus which sets forth Holding Period(s) (the "First Holding Period Prospectus"), the Holding Period(s), the manner in which the time for such Holding Period(s) is determined and the class or series into which the particular class or series is being reclassified shall be disclosed in the Corporation's prospectus or statement of additional information in effect at the time such shares, which are the subject of the reclassification, were issued; and provided, further, that, subject to the first sentence of this section, with respect to holders of the Corporation's Class B shares issued prior to the date of the Corporation's First Holding Period Prospectus, the Holding

     Period shall be ten (10) years for retirement plan (as recognized by the Internal Revenue Code of 1986, as amended from time to time) holders of issued Class B shares purchased without a contingent deferred sales charge (a "CDSC-Waived Retirement Plan") and shall be the Holding Period set forth in the Corporation's First Holding Period Prospectus for all other holders of issued Class B shares; Class B shares held by a CDSC-Waived Retirement Plan shall be reclassified to Class D shares in the month following the month in which the first Class B share of any mutual fund advised by Merrill Lynch Asset Management, L.P., Fund Asset Management, L.P., or their affiliates or successors, held by such CDSC-Waived Retirement Plan has been held for the ten (10) year Holding Period established by the Corporation's Board of Directors for such CDSC-Waived Retirement Plan Class B shareholder; and the Class B shares of every shareholder other than CDSC-Waived Retirement Plans shall be reclassified to Class D shares in the month following the month in which such shares have been held for the Holding Period established by the Corporation's Board of Directors for shareholders other than CDSC-Waived Retirement Plans in the Corporation's First Holding Period Prospectus.

     With respect to the Funds that are Massachusetts business trusts, Sections 6.1, 6.2 and 10.1 of the charters generally will be amended as follows (changes are underlined):

          6.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable shares of beneficial interest, par value $0.10 per share. The number of such shares of beneficial interest authorized hereunder is unlimited. The Trustees, in their discretion, without a vote of the Shareholders, may divide the shares of beneficial interest into classes. In such event, each class shall represent interests in the Trust property and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that expenses related directly or indirectly to the distribution of the shares of a class may be borne solely by such class (as shall be determined by the Trustees) and, as provided in Section 10.1, a class may have exclusive voting rights with respect to matters relating to the expenses being borne solely by such class. The bearing of such expenses solely by a class of Shares shall be appropriately reflected (in the manner determined by the Trustees) in the net asset value, dividend and liquidation rights of the Shares of such class. The Trustees may provide that shares of a class will be exchanged for shares of another class without any act or deed on the part of the holder of shares of the class being exchanged, whether or not shares of such class are issued and outstanding, all on terms and conditions as the Trustees may specify. The Trustees may redesignate a class or series of shares of beneficial interest or a portion of a class or series of shares of beneficial interest whether or not shares of such class or series are issued and outstanding, provided that such redesignation does not substantially adversely affect the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of beneficial interest. The division of the Shares into classes and the terms and conditions pursuant to which the Shares of the classes will be issued must be made in compliance with the 1940 Act. All shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and nonassessable.

          6.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except for rights of appraisal specified in Section 11.4 and except as may be specified by the Trustees in connection with the division of shares into classes or the redesignation of classes or portions of classes in accordance with Section 6.1).

          10.1. Voting Powers. The Shareholders shall have power to vote (i) for the removal of Trustees as provided in Section 2.3; (ii) with respect to any advisory or management contract as provided in Section 4.1; (iii) with respect to the amendment of this Declaration as provided in Section 11.3; (iv) with respect to such additional matters relating to the Trust as may be required or authorized by the 1940 Act, the laws of the Commonwealth of Massachusetts or other applicable law or by this Declaration or the By-Laws of the Trust; and (v) with respect to such additional matters relating to the Trust as may be properly submitted for Shareholder approval. If the Shares of a Series shall be divided into classes as provided in Article VI hereof, the Shares of each class shall have identical voting rights except that the Trustees, in their discretion, may provide a class with exclusive voting rights with respect to matters related to expenses being borne solely by such class whether or not shares of such class are issued and outstanding.

     Implementation of the Select Pricing System is conditioned upon approval of the charter amendment by all shareholders of the Fund, voting as a single class, as well as by existing Class B shareholders, voting as a separate class. On August 4, 1994, the Board approved the proposed charter amendment. The Board recommends that the shareholders approve the charter amendment.

                                 *     *     *

                 OTHER PERTINENT INFORMATION REGARDING THE FUND

INFORMATION CONCERNING MLAM AND FAM

     Effective January 1, 1994, MLAM and FAM were reorganized as Delaware limited partnerships. Both MLAM and FAM are owned and controlled by ML & Co., and the general partner of both MLAM and FAM is Princeton Services, a wholly-owned subsidiary of ML & Co. The reorganization did not result in a change of management of either MLAM or FAM, in any of its personnel, or in an adverse change in its financial condition. Prior to the reorganization, MLAM (which was known as Merrill Lynch Investment Management, Inc. and which did business as Merrill Lynch Asset Management) and FAM (which was known as Fund Asset Management, Inc.) were Delaware corporations. MLAM was a wholly-owned subsidiary of ML & Co. and FAM was a wholly-owned subsidiary of MLAM.

     MLFD, an affiliate of MLAM and FAM, acts as distributor of the Fund's shares. MLAM, FAM, Princeton Services and MLFD are located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. ML & Co. is located at 250 Vesey Street, New York, New York 10281.

     MLAM and FAM act as the investment adviser to more than 100 registered investment companies. In addition, MLAM offers portfolio management and portfolio analysis services to individuals and institutions.

     The audited balance sheet of each of MLAM and FAM for the fiscal year ended December 31, 1993 is set forth in Exhibit B.

     Securities held by the Fund also may be held by or be appropriate investments for other funds or clients (collectively referred to as "clients") for which MLAM or FAM acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the security. If purchases or sales of securities for the Fund or other clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective clients in a manner deemed equitable to all by MLAM or FAM. To the extent that transactions on behalf of more than one client of MLAM or FAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     The following table sets forth the name, title and principal occupation of the principal executive officer of MLAM and FAM and the directors of Princeton Services, the general partner of both MLAM and FAM.

       NAME*                   TITLE              PRINCIPAL OCCUPATION
       -----                   -----              --------------------
Arthur Zeikel.......  President and Chief       President and Chief
                        Investment Officer of     Investment Officer of
                        MLAM and FAM and          MLAM and FAM;
                        Director of Princeton     Executive Vice
                      Services                    President of ML & Co.;
                                                  President of Princeton
                                                  Services
Terry K. Glenn......  Executive Vice President  Executive Vice President
                        of MLAM and FAM and       of MLAM and FAM;
                        Director of Princeton     Executive Vice
                        Services                  President of Princeton
                                                  Services
Philip L.             Senior Vice President     Senior Vice President
  Kirstein..........  and General Counsel of    and General Counsel of
                        MLAM and FAM and          MLAM and FAM; Senior
                        Director of Princeton     Vice President of
                      Services                    Princeton Services

- ---------------

* Mr. Zeikel is presently a Board member of the Fund. The address of Messrs. Zeikel, Glenn and Kirstein is P.O. Box 9011, Princeton, New Jersey 08543-9011, which is also the address of MLAM and FAM.

TERMS OF INVESTMENT ADVISORY AGREEMENT

     The Investment Advisory Agreement provides that, subject to the direction of the Board, the Investment Adviser is responsible for the actual management of the Fund's portfolio and for the review of the Fund's holdings in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board. The Investment Adviser provides the portfolio managers for the Fund who consider analyses from various sources (including brokerage firms with which the Fund does business), make the necessary investment decisions and place transactions accordingly. The Investment Adviser is also obligated to perform certain administrative and management services for the Fund and is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

     Investment Advisory Fee. The Investment Advisory Agreement provides that as compensation for its services to the Fund, the Investment Adviser receives from the Fund at the end of each month a fee calculated as an annual percentage of the Fund's average daily net assets (i.e., the average daily value of the total assets of the Fund minus the sum of accrued liabilities of the Fund). Information pertaining to the Fund's investment advisory fee is set forth in Exhibit A.

     Payment of Expenses. The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with the investment and economic research, trading and investment management of the Fund, as well as the fees of all Board members of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in its operation, including, among other things, expenses for legal and auditing services; taxes; costs of printing proxies, stock certificates and shareholder reports; charges of the custodian and transfer agent, dividend disbursing agent and registrar fees; SEC fees; fees and expenses of unaffiliated Board members; accounting and pricing costs; insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; mailing and other expenses properly payable by the Fund.

     Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services. Information with respect to such reimbursement is set forth in Exhibit A.

     California imposes limitations on the expenses of those Funds whose shares are registered or qualified for sale in California. At the date of this proxy statement, these annual expense limitations require that the Investment Adviser reimburse the Fund in an amount necessary to prevent the aggregate ordinary operating expenses (excluding taxes, brokerage fees and commissions, distribution fees and extraordinary charges such as litigation costs) from exceeding in any fiscal year 2.5% of the Fund's first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of the remaining average net assets. The Investment Adviser's obligation to reimburse the Fund is limited to the amount of the investment advisory fee. No payment will be made to the Investment Adviser during any fiscal year which will cause expenses to exceed the most restrictive expense limitation at the time of such payment. Additional information with respect to the Fund's reimbursement pursuant to such expense limitations, if any, is set forth in Exhibit A.

     Duration and Termination. The Investment Advisory Agreement will continue in effect from year to year if approved annually (a) by the Board or by a majority of the outstanding shares of the Fund and (b) by a majority of the Board members who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. Such agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board, the Investment Adviser is primarily responsible for the execution of each Fund's portfolio transactions and the allocation of brokerage. In executing such transactions, the Investment Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

     The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Subject to obtaining the best price and execution, brokers or dealers who provided supplemental investment research (such as information concerning money market securities, economic data and market forecasts) to the Investment Adviser, including Merrill Lynch, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

     Each Fund invests in securities traded in the over-the-counter markets, and where possible, deals directly with dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, except as permitted by exemptive order, persons affiliated with a Fund are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, a Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions except that pursuant to an exemptive order, obtained by the Investment Adviser, certain Funds may engage in principal transactions with Merrill Lynch in high-quality short-term, tax-exempt securities. For information about transactions with and brokerage commissions paid to Merrill Lynch see Exhibit A.

     The Board has considered the possibility of recapturing for the benefit of the Fund brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the investment advisory fee paid by the Fund to the Investment Adviser. After considering all factors deemed relevant, the Board members made a determination not to seek such recapture. The Board members will reconsider this matter from time to time.

ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing by the Fund of the proxy materials in connection with the matters to be considered at the meeting will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund also may hire proxy solicitors at the expense of the Fund.

     The proposal to elect the Fund's Board (Proposal 1) may be approved by a plurality of the Fund's shareholders, voting in person or by proxy, at a meeting at which a quorum is duly constituted.

     The proposal to ratify the selection of the Fund's independent auditors (Proposal 2), may be approved at a meeting at which a quorum is duly constituted as follows: (i) for each of the Maryland corporations, by a majority of the votes cast by the Fund's shareholders, voting in person or by proxy and (ii) for the Massachusetts business trust, by the affirmative vote of a majority of the Fund's shares represented at the meeting, voting in person or by proxy.

     The proposal to amend the fundamental investment restrictions of the Fund (Proposal 3) requires the affirmative vote of the lesser of (i) 67% of the shares represented at the Meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

     The proposal to amend the Fund's charter (Proposal 4) must be approved by the affirmative vote of (i) at least 66 2/3% of the outstanding shares of the Fund for the Maryland corporations, or (ii) a majority of the outstanding shares of the Fund for the Massachusetts business trust. The charter amendment also must be approved separately by the affirmative vote of the outstanding Class B shares of the Fund in the same percentages as set forth in
(i) and (ii) immediately above.

     In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. For the Maryland corporations, a quorum consists of a majority of the shares entitled to vote at the Meeting, present in person or by proxy; for the Massachusetts business trust, a quorum consists of 33 1/3% of the shares entitled to vote at the Meeting, present in person or by proxy. Class B quorum requirements for the separate Class B vote on Proposal 4 will be identical to the overall quorum requirements for each Fund.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Board member nominees, "FOR" the ratification of the independent auditors, "FOR" the amendments to the fundamental investment restrictions of the Fund and "FOR" the charter amendment.

     With respect to each Fund whose fiscal year ended subsequent to June 30, 1994, the Board represents that there has been no material adverse change in the financial operations of the Fund since the date of the unaudited financial statements contained in the Fund's most recent semi-annual report. Also, with respect to each Fund whose fiscal year ended subsequent to June 30, 1994, shares will not be voted for Proposal 1 unless the Fund has received a certificate from its President, dated the Meeting Date, that, to his knowledge, there has been no material adverse change in the Fund's financial operations since the date of the unaudited financial statements included in the Fund's most recent semi-annual report, unless such material adverse change has been disclosed to shareholders in additional proxy material. If you wish to receive a copy of the Fund's most recent annual report and any semi-annual report, without charge, please call 1-609-282-2800 and one will be sent to you.

     Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board members (Proposal 1), the ratification of the selection of independent auditors (Proposal 2) and the proposed charter amendment (Proposal 4) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the amendments to the fundamental investment restrictions (Proposal 3). The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies which are returned but which are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum. Merrill Lynch has advised the Fund that it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares on Proposals 1, 2 and 4 in the same proportion as it has voted shares for which it has received instructions. However, abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes will not have an effect on the vote on Proposals 1 and 2 (in the case of Maryland corporations) or on Proposal 1 only (in the case of Massachusetts business trusts); however, abstentions and broker non-votes will have the same effect as a vote against Proposals 3 and 4 (in the case of Maryland corporations) or Proposals 2, 3 and 4 (in the case of Massachusetts business trusts).

     With respect to Funds organized in Massachusetts: The charter, which is on file with the Secretary of State of the Commonwealth of Massachusetts, provides that the name of the Fund refers to the Board members under the charter collectively as Board members, but not as individuals or personally; and no Board member, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Fund but the Fund Estate only shall be liable.

MEETINGS OF SHAREHOLDERS

     The Fund's charter does not require that the Fund hold an annual meeting of shareholders. The Fund will be required, however, to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions of the Fund. The Fund also would be required to hold a special shareholders' meeting to elect new Board members at such time as less than a majority of the Board members holding office have been elected by shareholders. The charter or by-laws of each Fund provides that a shareholders' meeting may be called at the request of 10% of the outstanding shares of each of the Funds covered by this proxy statement, entitled to vote at such meeting, or by a majority of the Board members.

                                       By Order of the Board
                                       MARK B. GOLDFUS
                                       Secretary

Dated: August 10, 1994

                                                                       EXHIBIT A

                      INFORMATION PERTAINING TO EACH FUND

- - GENERAL INFORMATION PERTAINING TO THE FUNDS

[CAPTION]

- ---------------------------------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------------------------------
                                              DEFINED TERM                                STATE OF
                 FUND                      USED IN EXHIBIT A        FISCAL YEAR END     ORGANIZATION       MEETING TIME
- ---------------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Basic Value Fund, Inc.   Basic Value                      6/30               MD             10:00 a.m.
- ---------------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Capital Fund, Inc.      Capital                           3/31               MD             9:00 a.m.
- ---------------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Special Value Fund,
    Inc.                                Special Value                     3/31               MD             9:30 a.m.
- ---------------------------------------------------------------------------------------------------------------------------
  Merrill Lynch Global Resources Trust   Global Resources                 7/31               MA             10:30 a.m.
- ---------------------------------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------------------------------

[CAPTION]

- ------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------
                                            SHARES OUTSTANDING AS OF THE RECORD DATE
                                            ----------------------------------------------------------------------------
                    FUND                                   CLASS A                               CLASS B
- ------------------------------------------------------------------------------------------------------------------------
  Basic Value
- ------------------------------------------------------------------------------------------------------------------------
  Capital
- ------------------------------------------------------------------------------------------------------------------------
  Special Value
- ------------------------------------------------------------------------------------------------------------------------
  Global Resources
- ------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------

- -  INFORMATION PERTAINING TO OFFICERS AND BOARD MEMBERS

[CAPTION]

- ---------------------------------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------------------------------
                                                           YEAR IN WHICH EACH NOMINEE
                                                          BECAME A MEMBER OF THE BOARD
                      -----------------------------------------------------------------------------------------------------
         FUND              CECIL             CRUM            MEYER          SUNDERLAND        TOUCHTON          ZEIKEL
- ---------------------------------------------------------------------------------------------------------------------------
  Basic Value               1977             1977             1981             1981             1977             1977
- ---------------------------------------------------------------------------------------------------------------------------
  Capital                   1981             1981             1981             1981             1981             1977
- ---------------------------------------------------------------------------------------------------------------------------
  Special Value             1981             1981             1978             1978             1981             1978
- ---------------------------------------------------------------------------------------------------------------------------
  Global Resources          1985             1985             1985             1985             1985             1985
- ---------------------------------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------------------------------

     Set forth in the table below is information regarding board and committee meetings held and compensation paid to independent Board members during each Fund's most recently completed fiscal year.

[CAPTION]

- ------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------
                                         BOARD                           AUDIT AND NOMINATING COMMITTEE
                      ------------------------------------------- --------------------------------------------
                      ------------------------------------------- --------------------------------------------
                                                                                  CHAIRMAN      AGGREGATE FEES
                        # MEETINGS   ANNUAL FEE  PER MEETING FEE    # MEETINGS   ANNUAL FEE     ANNUAL FEE          AND
         FUND              HELD          ($)           ($)             HELD          ($)            ($)         EXPENSES ($)
- ------------------------------------------------------------------------------------------------------------------------------
  Basic Value                4           3,500           500             4          2,500          1,000           41,369
- ------------------------------------------------------------------------------------------------------------------------------
  Capital                    4           3,500           500             4          2,500          1,000           40,535
- ------------------------------------------------------------------------------------------------------------------------------
  Special Value              4           2,000           500             4          2,100           750            43,898
- ------------------------------------------------------------------------------------------------------------------------------
  Global Resources           4           3,500           500             4          2,500          1,000           42,284
- ------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------

     Set forth in the table below are the officers of all of the Funds; specific officers of each Fund are indicated according to the year in which he became an officer.

- ---------------------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------------------

                                                       OFFICER INFORMATION
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                                      OFFICER SINCE
                                                                                            ----------------------------------
                            NAME AND                                                     BASIC              SPECIAL     GLOBAL
                            BIOGRAPHY                             AGE       OFFICE       VALUE    CAPITAL    VALUE     RESOURCES
 --------------------------------------------------------------------------------------------------------------------------------
   Arthur Zeikel................................................  62       President      1977     1977      1978        1985
     President of MLAM since 1977 and Chief Investment Officer
     since 1976; President and Chief Investment Officer of FAM
     since 1977; President and Director of Princeton Services
     since 1993; Executive Vice President of ML & Co. since
     1990; Executive Vice President of Merrill Lynch since 1990 and Senior Vice President from 1985 to 1990; Director of
     MLFD.
 --------------------------------------------------------------------------------------------------------------------------------
   Terry K. Glenn...............................................  53       Executive      1983     1983      1983        1987
                                                                        Vice President
     Executive Vice President of MLAM and FAM since 1983;
     Executive Vice President and Director of Princeton Services
     since 1993; President of MLFD since 1986 and Director since
     1991; President of Princeton Administrators, L.P. since
     1988.
 --------------------------------------------------------------------------------------------------------------------------------
   Gerald M. Richard............................................  45       Treasurer      1984     1984      1984        1985
     Senior Vice President and Treasurer of MLAM and FAM since
     1984; Senior Vice President and Treasurer of Princeton
     Services since 1993; Treasurer of MLFD since 1984 and Vice
     President since 1981.
 --------------------------------------------------------------------------------------------------------------------------------
   Norman R. Harvey.............................................  61        Senior        1982     1982      1983        1985
                                                                        Vice President
     Senior Vice President of MLAM since 1982; Senior Vice
     President of Princeton Services since 1993.
 --------------------------------------------------------------------------------------------------------------------------------
   Paul M. Hoffman..............................................  64    Vice President    1977       -         -           -
     Vice President of MLAM since 1976.

- ---------------------------------------------------------------------------------------------------------------------------------

- ---------------------------------------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------------------

                                                       OFFICER INFORMATION
 --------------------------------------------------------------------------------------------------------------------------------
                                                                                                      OFFICER SINCE
                                                                                            ----------------------------------
                            NAME AND                                                     BASIC              SPECIAL     GLOBAL
                            BIOGRAPHY                             AGE       OFFICE       VALUE    CAPITAL    VALUE     RESOURCES
 --------------------------------------------------------------------------------------------------------------------------------
   Donald C. Burke..............................................  34    Vice President    1993     1993      1993        1993
     Vice President and Director of Taxation of MLAM since 1990;
     Employee of Deloitte & Touche from 1982 to 1990.
 --------------------------------------------------------------------------------------------------------------------------------
   Mark B. Goldfus..............................................  47       Secretary      1985     1985      1985        1985
     Vice President of MLAM and FAM since 1985.
 --------------------------------------------------------------------------------------------------------------------------------
   Ernest S. Watts..............................................  61    Vice President     -       1983        -           -
     Vice President of MLAM since 1983.
 --------------------------------------------------------------------------------------------------------------------------------
   Peter A. Lehman..............................................  35    Vice President     -         -         -         1994
     Vice President of MLAM since 1994; senior fund analyst for
     MLAM since 1992; prior thereto, a global natural resources portfolio manager and basic industry analyst for Prudential
     Insurance Company.
 --------------------------------------------------------------------------------------------------------------------------------
   Edward P. Ix, Jr.............................................  61    Vice President     -         -         -         1993
     Vice President of MLAM since 1987 and employee of MLAM
     since 1985.
 --------------------------------------------------------------------------------------------------------------------------------
   Dennis W. Stattman...........................................  43    Vice President     -         -       1989          -
     Vice President of MLAM since 1989; Vice President of
     Meridian Management Company from 1984 to 1989.
- ---------------------------------------------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------------------------------------------

- -  INFORMATION PERTAINING TO THE SELECT PRICING SYSTEM

                                 SALES CHARGES

For all Funds:

=====================================================================================================
- -----------------------------------------------------------------------------------------------------
    DUAL DISTRIBUTION                                     SELECT PRICING
- -----------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------
    CLASS A        CLASS B        CLASS A         CLASS B         CLASS C               CLASS D
- -----------------------------------------------------------------------------------------------------
    Maximum         4.0%      Maximum 5.25%**      4.0%      1.0% CDSC during       Maximum 5.25%**
     6.5%*          CDSC                           CDSC       the first year,
                   during                         during    decreasing to 0.0%
                     the                            the       after the first
                    first                          first           year
                    year,                          year,
                   decreasing                     decreasing
                    1.0%                           1.0%
                   annually                       annually
                   to 0.0%                        to 0.0%
                    after                          after
                     the                            the
                   fourth                         fourth
                    year                           year
=====================================================================================================

 * 6.5% for purchases less than $10,000; 6.0% for purchases between $10,000 and $25,000; 5.0% for purchases between $25,000 and $50,000; 4.0% for purchases between $50,000 and $100,000; 3.0% for purchases between $100,000 and $250,000; 2.0% for purchases between $250,000 and $1,000,000; 0.75% for purchases of $1,000,000 and greater.
** 5.25% for purchases less than $25,000; 4.75% for purchases between $25,000 and $50,000; 4.0% for purchases between $50,000 and $100,000; 3.0% for purchases between $100,000 and $250,000; 2.0% for purchases between $250,000 and $1,000,000; and 0% for purchases of $1,000,000 and greater.

                   DISTRIBUTION AND ACCOUNT MAINTENANCE FEES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

For all Funds:

- --------------------------------------------------------------------------------------------------------------
           DUAL DISTRIBUTION                                              SELECT PRICING
 -------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------
  CLASS A             CLASS B              CLASS A             CLASS B                     CLASS C
 -------------------------------------------------------------------------------------------------------------
                             ACCOUNT                                  ACCOUNT                     ACCOUNT
              DISTRIBUTION MAINTENANCE                 DISTRIBUTION MAINTENANCE    DISTRIBUTION MAINTENANCE
                 FEE           FEE                        FEE           FEE           FEE           FEE
 -------------------------------------------------------------------------------------------------------------
    None         .75%        .25%            None        0.75%       0.25%           0.75%       0.25%


- ----------------------------
- ----------------------------
             CLASS D
- ----------------------------
                   ACCOUNT
DISTRIBUTION     MAINTENANCE
   FEE              FEE
- ----------------------------
    None           0.25%
- ----------------------------


                           CLASS B CONVERSION PERIODS

- ----------------------------------------------------------------------------
- ----------------------------------------------------------------------------
  Basic Value                                                     8 years
 ---------------------------------------------------------------------------
  Capital                                                         8 years
 ---------------------------------------------------------------------------
  Special Value                                                   8 years
 ---------------------------------------------------------------------------
  Global Resources                                                8 years
 ---------------------------------------------------------------------------

- -  INFORMATION PERTAINING TO THE FUND'S INVESTMENT ADVISORY ARRANGEMENTS

- ------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------

                                                                               FEE INFORMATION
                                                                               -----------------------------------------
                                                                                                            ADVISORY FEE
                                                                                                              PAYABLE
                                                                                                            BASED ON NET
                                                                                 INVESTMENT ADVISORY FEE       ASSETS
                                       INVESTMENT ADVISORY                         PAID FOR FUND'S MOST      AT RECORD
                                            AGREEMENT                               RECENT FISCAL YEAR          DATE
                       ---------------------------------------------------
                                                         MOST        MOST                      BASED ON
                                                        RECENT      RECENT                     AVERAGE                   BASED ON
                    INVESTMENT     DATE      ANNUAL    DIRECTOR   SHAREHOLDER      FEE        NET ASSETS        FEE    NET ASSETS OF
       FUND          ADVISER     EXECUTED   FEE RATE   APPROVAL    APPROVAL     AMOUNT($)    OF APPROX.($)   AMOUNT($)   APPROX.($)
- ------------------------------------------------------------------------------------------------------------------------------------
 Basic Value         FAM          5/27/77    0.60%*      8/4/94     9/30/88     15,452,148    3,788,036,930
- ------------------------------------------------------------------------------------------------------------------------------------
 Capital             MLAM         6/16/76   0.50%**      8/4/94     9/30/88     20,844,212    5,136,052,981
- ------------------------------------------------------------------------------------------------------------------------------------
 Special Value       FAM          3/27/78     0.75%      8/4/94     9/10/93      1,179,244      157,231,025
- ------------------------------------------------------------------------------------------------------------------------------------
 Global Resources    MLAM         6/10/85     0.60%     11/5/93     9/30/88      1,391,524      232,557,787
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------



                                              REIMBURSEMENTS
                                             DURING FISCAL YEAR


                                                      PURSUANT TO
                                       FOR             CALIFORNIA
                                   ACCOUNTING           EXPENSE
                                   SERVICES($)      LIMITATIONS($)
- -----------------------------------------------------------------------

 Basic Value                            185,215           0
- -----------------------------------------------------------------------

 Capital                                      0           0
- -----------------------------------------------------------------------

 Special Value                           48,221           0
- -----------------------------------------------------------------------

 Global Resources                        54,219           0
- -----------------------------------------------------------------------

- -----------------------------------------------------------------------


 * For that portion of average net assets not exceeding $100 million; 0.50% of that portion of average net assets in excess of $100 million but not exceeding $200 million; and 0.40% of that portion of average net assets in excess of $200 million.
** For that portion of total net assets not exceeding $500 million; 0.45% of that portion of total net assets in excess of $500 million but not exceeding $750 million; and 0.40% of that portion of total net assets in excess of $750 million.

     Set forth in the table below is information regarding portfolio transactions and brokerage commissions for each Fund's most recent fiscal year:
- --------------------------------------------------------------------------------

                                                BROKERAGE COMMISSIONS                  % OF AGGREGATE DOLLAR
                                  --------------------------------------------------   AMOUNT OF TRANSACTIONS
                                                        AMOUNT                           IN WHICH BROKERAGE
                                                       PAID TO         % PAID TO     COMMISSIONS PAID EFFECTED
              FUND                   AMOUNT($)     MERRILL LYNCH($)  MERRILL LYNCH     THROUGH MERRILL LYNCH
 --------------------------------------------------------------------------------------------------------------
   Basic Value                        2,617,266         109,200           4.17%                 4.42%
 --------------------------------------------------------------------------------------------------------------
   Capital                            8,838,842         255,039           2.89%                 2.90%
 --------------------------------------------------------------------------------------------------------------
   Special Value                        354,950          15,386           4.33%                 5.14%
 --------------------------------------------------------------------------------------------------------------
   Global Resources                     520,434          31,459           6.04%                 6.49%
 --------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT B

                   MERRILL LYNCH INVESTMENT MANAGEMENT, INC.
                                AND SUBSIDIARIES

                        CONSOLIDATED BALANCE SHEET AS OF
               DECEMBER 31, 1993 AND INDEPENDENT AUDITORS' REPORT

                          INDEPENDENT AUDITORS' REPORT

MERRILL LYNCH INVESTMENT MANAGEMENT, INC.:

     We have audited the accompanying consolidated balance sheet of Merrill Lynch Investment Management, Inc. and its subsidiaries (the "Company") as of December 31, 1993. This consolidated balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated balance sheet based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such consolidated balance sheet presents fairly, in all material respects, the financial position of the Company at December 31, 1993 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE
Parsippany, New Jersey
February 28, 1994

                   MERRILL LYNCH INVESTMENT MANAGEMENT, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEET

                                                    DECEMBER 31,
                                                        1993
                                                    ------------
ASSETS

Cash and cash equivalents.......................    $  1,664,075
Receivable from affiliated companies:
  Lease transactions............................     708,616,571
  Sale of leased investment.....................      48,312,532
Investments in affiliated limited partnership...      62,218,528
Investments in leases:
  Leveraged leases..............................      57,431,668
  Sales-type lease..............................       3,362,521
Investments in affiliated investment
  companies--(market: $26,066,372)..............      24,610,184
Fund management and administrative fees
  receivable....................................      49,098,914
Fixed assets (net of $11,457,912 accumulated
  depreciation).................................      10,406,280
Prepaid expenses and other assets...............      15,376,412
                                                    ------------
TOTAL ASSETS....................................    $981,097,685
                                                     ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Payable to affiliates...........................    $759,321,639
Accrued liabilities and other payables..........       8,432,888
Deferred income--unearned fees..................       7,007,406
Deferred income taxes:
  Arising from leveraged leases.................      52,938,886
  Arising from sales-type lease.................       1,351,622
  Other.........................................      43,685,367
                                                    ------------
Total liabilities...............................     872,737,808
                                                    ------------
STOCKHOLDER'S EQUITY:
Common stock, par value $1.00 per
  share--authorized 25,000 shares; outstanding
  10,000 shares.................................          10,000
Additional paid-in capital......................      23,266,792
Accumulated translation adjustment..............         642,388
Retained earnings...............................      84,440,697
                                                    ------------
Total stockholder's equity......................     108,359,877
                                                    ------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY......    $981,097,685
                                                     ===========

                    See notes to consolidated balance sheet.

                   MERRILL LYNCH INVESTMENT MANAGEMENT, INC.
                                AND SUBSIDIARIES

                      NOTES TO CONSOLIDATED BALANCE SHEET,
                               DECEMBER 31, 1993

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
ORGANIZATION

     Merrill Lynch Investment Management, Inc. and its subsidiaries (the "Company"), serve as investment adviser to certain registered investment companies, and provide investment advisory services for individuals and institutions. Merrill Lynch Investment Management, Inc., a wholly-owned subsidiary of Merrill Lynch Group, Inc., is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML&Co.").

     The Company's consolidated balance sheet reflects its 100 percent ownership of Merrill Lynch Funds Distributor, Inc., a distributor of shares of various affiliated managed registered investment companies, Fund Asset Management, Inc., an investment adviser to various registered investment companies and a lessor participant in leveraged lease agreements, Merrill Lynch International Asset Management, Ltd., a Channel Islands based investment adviser and Princeton Administrators, Inc., an administrator to certain non-affiliated investment companies, and its 60% ownership of Merrill Lynch International Capital Management Co., a Japan based investment adviser.

CASH AND CASH EQUIVALENTS

     For purposes of the consolidated balance sheet, cash and cash equivalents include marketable securities with initial maturity dates of less than three months. The carrying amount approximates fair value because of the short maturity of those instruments.

FIXED ASSETS

     Fixed assets are recorded at cost and consist principally of furniture and equipment. Depreciation is calculated using the straight-line method over a period ranging from 3 to 10 years.

DEFERRED INCOME--UNEARNED FEES

     Investment advisory services are billed at the beginning of the period for which services are to be rendered. The fee is deferred and credited to income on a pro rata basis over the period of the contract, which normally does not exceed one year.

                   MERRILL LYNCH INVESTMENT MANAGEMENT, INC.
                                AND SUBSIDIARIES

                      NOTES TO CONSOLIDATED BALANCE SHEET,
                         DECEMBER 31, 1993--(CONTINUED)

INCOME TAXES

     The results of operations of the Company are included in the consolidated Federal and combined state and local income tax returns filed by ML&Co. It is the policy of ML&Co. to allocate the tax associated with such operating results to each respective subsidiary in a manner which approximates the separate company method. In 1992, ML&Co. adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109") which requires an asset and liability method in recording income taxes on all transactions that have been recognized in the financial statements. SFAS 109 provides that deferred taxes be adjusted to reflect tax rates at which future tax liabilities or assets are expected to be settled or realized.

TRANSACTIONS WITH AFFILIATES

     The Company serves as an investment adviser for certain investment companies. In addition, the Company, through its 100% owned subsidiary, Princeton Administrators, Inc., serves as an administrator for certain non-affiliated investment companies. Management fees earned as adviser and administrator are based on a percentage of the net assets of each investment company. Such fees are recognized in the period earned.

     The Company maintains investments in certain of these investment companies. Such investments are carried at the lower of cost or market value. Market value is determined based upon quoted market prices.

     The Company has an arrangement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate which provides that the Company, which receives revenue as investment adviser to certain investment companies (the "Funds"), reimburse MLPF&S for certain costs incurred in processing transactions involving shares of the Funds.

     In connection with the formation of certain affiliated investment companies (the "Investment Companies"), the Company has reimbursed MLPF&S for subscription expenses incurred in offering the Investment Companies' shares for sale. The unamortized balance included in prepaid expenses and other assets totalled $5,276,842 as of December 31, 1993.

     The Company has unsecured note agreements with ML&Co. for $700,000,000. These amounts bear interest at a floating rate approximating

                   MERRILL LYNCH INVESTMENT MANAGEMENT, INC.
                                AND SUBSIDIARIES

                      NOTES TO CONSOLIDATED BALANCE SHEET,
                         DECEMBER 31, 1993--(CONTINUED)

ML&Co's. average borrowing rate, of which $650,000,000 is payable on demand and $50,000,000 is due August 26, 1994. In addition, the Company has certain other amounts payable to affiliates.

     During 1992, the Company's investments in Merrill Lynch Interfunding, Inc. and Merlease Leasing Corp. were sold to an affiliate at book value. Receivable from affiliated companies-lease transactions represents the proceeds from this transaction.

     The Company has a 98 percent limited partnership interest in ML Plainsboro Limited Partnership ("MLP"), whose general partner is an affiliate. Profits and losses are allocated to the Company based on its percentage interest.

     The "Receivable from affiliated companies" arising from lease transactions is summarized as follows:

         Monies advanced to fund lease
           transactions...............    $(103,476,954)
         Tax benefits allocated to the
           Company by ML&Co...........      88,699,254
         Proceeds from sale of
           subsidiaries...............     684,115,048
         Other........................      39,279,223
                                          ------------
         Total........................    $708,616,571
                                          ============

     ML&Co. is the holder of the Company's excess cash, which is available on demand to meet current liabilities. ML&Co. credits the Company for interest at a floating rate approximating ML&Co.'s average borrowing rate based on the Company's average daily balance due to/from ML&Co.

                   MERRILL LYNCH INVESTMENT MANAGEMENT, INC.
                                AND SUBSIDIARIES

                      NOTES TO CONSOLIDATED BALANCE SHEET,
                         DECEMBER 31, 1993--(CONTINUED)

INVESTMENTS IN LEASES

     The Company is a lessor participant in leveraged lease agreements. Pertinent information relating to the Company's investments in leveraged leases is summarized as follows:

                                                     ESTIMATED
                    LENGTH OF                     RESIDUAL VALUE
         TYPE OF      LEASE         EQUITY           OF LEASED
         PROPERTY    (YEARS)      INVESTMENT         PROPERTY
         -------    ---------     ----------     -----------------
         Generating
         plant..      24-25         34.06%             15.0%

     Financing beyond the Company's equity interest in the purchase price of the properties was furnished by outside parties in the form of long-term debt that provides for no recourse against the Company and is collateralized by a first lien on the properties and related rentals. At the end of the respective lease terms, ownership of the properties remains with the Company.

     The Company's net investment in leveraged leases is summarized as follows:

         Rentals receivable (net of
           principal and interest on
           nonrecourse debt)...........    $66,075,030
         Estimated residual values of
           leased assets...............     18,964,143
         Less:
           Unearned and deferred
              income...................    (26,617,505)
           Allowance for
              uncollectibles...........       (990,000)
                                           -----------
         Investment in leveraged
           leases......................     57,431,668
         Less deferred taxes arising
           from leveraged leases.......    (52,938,886)
                                           -----------
         Net investment in leveraged
           leases......................    $ 4,492,782
                                           ===========

     In 1993, one of the Company's subsidiaries sold its equity interest in a chemical tanker previously accounted for as a leverage lease. The sale resulted in an after-tax gain of $112,000.

                   MERRILL LYNCH INVESTMENT MANAGEMENT, INC.
                                AND SUBSIDIARIES

                      NOTES TO CONSOLIDATED BALANCE SHEET,
                         DECEMBER 31, 1993--(CONTINUED)

     The Company's investment in the sales-type lease consisted of the following elements at December 31, 1993:

         Minimum lease payments
           receivable..................    $ 3,672,000
         Less:
           Unearned income.............        (59,479)
           Allowance for
              uncollectibles...........       (250,000)
                                           -----------
         Investment in sales-type
           financing leases............    $ 3,362,521
                                           ===========

     At December 31, 1993, minimum lease payments receivable are $3,672,000 for 1994.

     For Federal income tax purposes, the Company receives the investment tax credit and has the benefit of tax deductions for (i) depreciation on the entire amount of leased assets and (ii) interest on the outstanding long-term debt. For state and local tax purposes, the Company also receives the benefits of tax deductions from (i) and (ii) above. Since, during the early years of the leases, those deductions exceed the Company's lease rental income, substantial excess deductions are available to be applied against the Company's other income and the consolidated income of ML&Co. In the later years of these leases, rental income will exceed the related deductions and taxes will be payable (to the extent that net deductions arising from additional leveraged lease transactions do not offset such lease income). Deferred taxes have been provided to reflect these temporary differences.

INCOME TAXES

     As part of the consolidated group, the Company transfers its current Federal and state tax liabilities to the Parent. At December 31, 1993, the Company had a current Federal tax receivable of $1,015,000 and current state tax payable of $2,900,000 to the Parent.

PENSION PLAN

     The Company participates in the ML&Co. Comprehensive Retirement Program (the "Program"), consisting of the Retirement Accumulation Plan ("RAP") and the Employee Stock Ownership Plan (the "ESOP"). Both plans became effective January 1, 1989. Under the

                   MERRILL LYNCH INVESTMENT MANAGEMENT, INC.
                                AND SUBSIDIARIES

                      NOTES TO CONSOLIDATED BALANCE SHEET,
                         DECEMBER 31, 1993--(CONCLUDED)

Program, cash contributions made by the Company and the ML&Co. stock held by the ESOP are allocated quarterly to participant's accounts. Allocations are based on years of service, age and eligible compensation. Actuarial data regarding the Company's Plan participants is not separately available.

NAME CHANGE

     Effective December 28, 1991, the Company, through an amendment of its certificate of incorporation, changed its name to Merrill Lynch Investment Management, Inc., ("MLIM"). MLIM does business under the name "Merrill Lynch Asset Management".

LITIGATION

     The Company is a party to certain lawsuits arising from the normal conduct of its business. While the ultimate result of the lawsuits against the Company cannot be predicted with certainty, management does not expect that these matters will have a material adverse effect on the Company's financial position or the results of its operations.

SUBSEQUENT EVENT

     Effective January 1, 1994, the Company contributed certain net investment advisory assets to Merrill Lynch Asset Management, L.P., a newly formed Delaware limited partnership, in exchange for a 99% limited partnership interest. The general partner, Princeton Services, Inc. (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.) contributed 1% of the value of the net investment advisory assets in exchange for its 1% general partnership interest. The partnership's profits and losses are to be allocated in proportion to the capital contributions of the partners.

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY

                        CONSOLIDATED BALANCE SHEET AS OF
               DECEMBER 31, 1993 AND INDEPENDENT AUDITORS' REPORT

                          INDEPENDENT AUDITORS' REPORT

FUND ASSET MANAGEMENT, INC.:

     We have audited the accompanying consolidated balance sheet of Fund Asset Management, Inc. and subsidiary (the "Company") as of December 31, 1993. This balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on the balance sheet based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such consolidated balance sheet presents fairly, in all material respects, the financial position of the Company at December 31, 1993 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE
Parsippany, New Jersey
February 28, 1994

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEET

                                                   DECEMBER 31,
                                                       1993
                                                   ------------
ASSETS
Cash...........................................    $    996,680
Receivable from affiliated companies:
  Lease transactions...........................      24,501,523
  Sale of leased investment....................      48,312,532
Fund management fees receivable................      28,927,938
Investments in leases:
  Leveraged leases.............................      57,431,668
  Sales-type lease.............................       3,362,521
Investments in affiliated investment
  companies--(market: $19,731,088).............      18,181,262
Investment in affiliated limited partnership...      31,109,264
                                                   ------------
TOTAL ASSETS...................................    $212,823,388
                                                   ============
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Payable to Merrill Lynch & Co., Inc. and
  affiliates...................................    $ 21,554,955
Deferred income taxes:
  Arising from leveraged leases................      52,938,886
  Arising from sales-type lease................       1,351,622
  Other........................................      15,838,124
Other..........................................           8,501
                                                   ------------
Total liabilities..............................      91,692,088
                                                   ------------
STOCKHOLDER'S EQUITY:
Common stock, par value $1.00 per
  share--authorized 25,000 shares; outstanding
  1,000 shares.................................           1,000
Additional paid-in capital.....................     686,215,876
Retained earnings..............................     119,029,472
Proceeds receivable from Merrill Lynch & Co.,
  Inc. from sale of subsidiary.................    (684,115,048)
                                                   ------------
Total stockholder's equity.....................     121,131,300
                                                   ------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY.....    $212,823,388
                                                   ============

                    See notes to consolidated balance sheet.

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY

                      NOTES TO CONSOLIDATED BALANCE SHEET,
                               DECEMBER 31, 1993

ORGANIZATION

     Fund Asset Management, Inc. and subsidiary (the "Company"), a wholly-owned subsidiary of Merrill Lynch Investment Management, Inc. (the "Parent"), or "MLIM" which is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML&Co."), serves as an investment adviser to various registered open-end investment companies. The Company is also a lessor participant in certain leveraged and sales-type lease agreements.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Income Taxes--The results of the operations of the Company are included in the consolidated Federal and combined state and local income tax returns filed by ML&Co. It is the policy of ML&Co. to allocate the tax associated with such operating results to each respective subsidiary in a manner which approximates the separate company method. In 1992, ML&Co. adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109") which requires an asset and liability method in recording income taxes on all transactions that have been recognized in the financial statements. SFAS 109 provides that deferred taxes be adjusted to reflect tax rates at which future tax liabilities or assets are expected to be settled or realized.

TRANSACTIONS WITH AFFILIATES

     The Company serves as an investment adviser for certain affiliated investment companies. The Company maintains investments in certain of these investment companies. Such investments are carried at the lower of cost or market value. Market value is determined based upon quoted market prices.

     The Company has an arrangement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") an affiliate which provides that the Company, which receives revenue as investment adviser to certain investment companies (the "Funds"), reimburse MLPF&S for certain costs incurred in processing transactions involving shares of the Funds.

     ML&Co. is the holder of the Company's excess cash, which is available on demand to meet current liabilities. ML&Co. credits the Company for interest, at a floating rate approximating ML&Co.'s average borrowing rate, based on the Company's average daily balances due to/from ML&Co.

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY

                      NOTES TO CONSOLIDATED BALANCE SHEET,
                         DECEMBER 31, 1993--(CONTINUED)

     The "Receivable from affiliated companies" arising from lease transactions is summarized as follows:

         Monies advanced to fund lease
           transactions...............    $(103,476,954)
         Tax benefits allocated to the
           Company by ML&Co...........      88,699,254
         Other........................      39,279,223
                                          ------------
         Total........................    $ 24,501,523
                                          ============

     The Company has a 49 percent limited partnership interest in ML Plainsboro Limited Partnership ("MLP") whose general partner is an affiliate. Profits and losses are allocated to the Company based on its percentage interest.

     During 1992, the Company sold its investment in Merrill Lynch Interfunding, Inc. and Merlease Leasing Corp. to an affiliate at book value, resulting in a receivable from ML&Co. This receivable is reflected as a reduction to stockholder's equity.

INVESTMENTS IN LEASES

     The Company is a lessor participant in leveraged leases.

     Pertinent information relating to the Company's investments in leveraged leases is summarized as follows:

                                                     ESTIMATED
                    LENGTH OF                     RESIDUAL VALUE
         TYPE OF      LEASE         EQUITY           OF LEASED
         PROPERTY    (YEARS)      INVESTMENT         PROPERTY
         -------    ---------     ----------     -----------------
         Generating
         plant..      24-25         34.06%             15.0%

     Financing beyond the Company's equity interest in the purchase price of the properties was furnished by outside parties in the form of long-term debt that provides for no recourse against the Company and is secured by a first lien on the properties and related rentals. At the end of the respective lease terms, ownership of the properties remains with the Company.

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY

                      NOTES TO CONSOLIDATED BALANCE SHEET,
                         DECEMBER 31, 1993--(CONTINUED)

     The Company's net investment in leveraged leases is summarized as follows:

         Rentals receivable (net of
           principal and interest on
           nonrecourse debt)...........    $66,075,030
         Estimated residual values of
           leased assets...............     18,964,143
         Less:
           Unearned and deferred
              income...................    (26,617,505)
           Allowance for
              uncollectibles...........       (990,000)
                                           -----------
         Investment in leveraged
           leases......................     57,431,668
         Less deferred taxes arising
           from leveraged leases.......    (52,938,886)
                                           -----------
         Net investment in leveraged
           leases......................    $ 4,492,782
                                           ===========

     During 1993, the Company sold its equity interest in the chemical tanker previously accounted for as a leveraged lease. The sale resulted in an after-tax gain of $112,000.

     The Company's investment in the sales-type leases consisted of the following elements at December 31, 1993:

         Minimum lease payments
           receivable..................    $ 3,672,000
         Less:
           Unearned income.............        (59,479)
           Allowance for
              uncollectibles...........       (250,000)
                                           -----------
         Investment in sales type
           financing leases............    $ 3,362,521
                                           ===========

     At December 31, 1993 minimum lease payments receivable are $3,672,000 for 1994.

     For Federal income tax purposes, the Company receives the investment tax credit and has the benefit of tax deductions for (i) depreciation on the entire amount of leased assets and (ii) interest on the outstanding long-term debt. For state and local tax purposes, the Company also receives the benefits of tax deductions from (i) and (ii) above. Since, during the early years of the leases, those deductions exceed the Company's lease rental income, substantial excess deductions are available to be applied against the Company's other income and the consolidated income of ML&Co. In the later years of these leases, rental income will exceed the related deductions and taxes will be payable (to the extent that net deductions

                   FUND ASSET MANAGEMENT, INC. AND SUBSIDIARY

                      NOTES TO CONSOLIDATED BALANCE SHEET,
                         DECEMBER 31, 1993--(CONCLUDED)

arising from additional leveraged lease transactions do not offset such net lease income). Deferred taxes have been provided to reflect these temporary differences.

INCOME TAXES

     As part of the consolidated group, the Company transfers its current Federal and state tax liabilities to MLIM. No such amounts were due to MLIM at December 31, 1993.

PENSION PLAN

     The Company participates in the ML&Co. Comprehensive Retirement Program (the "Program") consisting of the Retirement Accumulation Plan ("RAP") and the Employee Stock Ownership Plan (the "ESOP"). Under the Program, cash contributions made by the Company and the ML&Co. stock held by the ESOP will be allocated quarterly to participants' accounts. Allocations will be based on years of service, age and eligible compensation. Actuarial data regarding the Company's Plan participants is not separately available.

NAME CHANGE

     Effective December 28, 1991, the Company's Parent, through an amendment of its certificate of incorporation, changed its name to Merrill Lynch Investment Management, Inc. ("MLIM"). MLIM does business under the name "Merrill Lynch Asset Management".

SUBSEQUENT EVENT

     Effective January 1, 1994, Fund Asset Management, Inc. contributed certain net investment advisory assets to Fund Asset Management, L.P., a newly formed Delaware limited partnership, in exchange for a 99% limited partnership interest. The general partner, Princeton Services, Inc. (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.) contributed 1% of the value of the net investment advisory assets in exchange for its 1% general partnership interest. The partnership's profits and losses are to be allocated in proportion to the capital contributions of the partners.

                                                                       EXHIBIT C

                        EXISTING INVESTMENT RESTRICTIONS
                             RELATING TO EACH FUND

I.  MERRILL LYNCH BASIC VALUE FUND, INC.

  (a) Fundamental Investment Restrictions

     The Fund may not:

          1. Invest in securities of any one issuer (other than the United States or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer, or more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of such issuer would be owned by the Fund.

          2. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

          3. Make investments for the purpose of exercising control or management.

          4. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than 10% of the Fund's total assets, taken at market value, would be invested in such securities.

          5. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          6. Purchase or sell commodities or commodity contracts.

          7. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, or make short sales of securities or maintain a short position.

          8. Make loans to other persons (except as provided in Section 9 below); provided that for purposes of this restriction the acquisition of a portion of an issue of bonds, debentures, or other corporate debt securities and investment in United States Government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan (the acquisition of bonds, debentures or other corporate debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act).

          9. Lend its portfolio securities in excess of 20% of its total assets, taken at market value; provided that such loans shall be made in accordance with the guidelines set forth in the prospectus of the Fund effective under the Securities Act of 1933.

          10. Borrow amounts in excess of 5% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes.

          11. Mortgage, pledge, hypothecate or in any manner transfer (except as provided in Section 9 above), as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in Section 10 above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value. (The deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge.) [In order to comply with certain state statutes, the Fund will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the value of pledged securities plus the maximum sales charge will exceed 10% of the Fund's shares at the maximum offering price.]

          12. Invest in securities which cannot be readily resold to the public because of legal or contractual restrictions or for which no readily available market exists or in securities of issuers having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of its total assets, taken at market value, would be invested in such securities.

          13. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

          14. Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write covered call options with respect to its portfolio securities, and enter into closing purchase transactions with respect to such options, if at the time of the writing of such option not more than 15% of its total assets, taken at market value, would be subject to being purchased upon the exercise of an option.

          15. Invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at market value, would be invested in such securities.

          16. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

          17. Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, MLAM or any affiliate thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

  (b) Non-fundamental Investment Restrictions

     The Fund may not:

          a. Write call options with respect to underlying securities which are not traded on a national securities exchange.

          b. Invest in warrants if at the time of acquisition more than 2% of its total assets, taken at market value, would be invested in warrants. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

          c. Invest in oil, gas or other mineral leases or in real estate limited partnerships.

II. MERRILL LYNCH CAPITAL FUND, INC.

  (a) Fundamental Investment Restrictions

     The Fund may not:

          1. Make investments for the purpose of exercising control or management.

          2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter no more than 10% of the Fund's total assets, taken at market value, would be invested in such securities.

          3. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

          4. Purchase or sell commodities or commodity contracts.

          5. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          6. Make short sales of securities or maintain a short position.

          7. Make loans to other persons; provided that the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and variable amount notes which are a portion of an issue to the public shall not be deemed to be the making of a loan and provided further that the Fund may lend its portfolio securities as set forth in (8) below.

          8. Lend its portfolio securities in excess of 20% of its total assets, taken at market value; provided that such loans may be made only to New York Stock Exchange member firms, other brokerage firms having net capital of at least $10 million and financial institutions, such as registered investment companies, banks and insurance companies, having at least $10 million in capital and surplus, and provided further that such loans shall be in accordance with the guidelines established by the Securities and Exchange Commission for such loans and by the Board of Directors of the Fund, including maintaining collateral from borrowers equal at all times to the current market value of the securities loaned.

          9. Borrow amounts in excess of 5% of its total assets, taken at acquisition cost or market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes.

          10. Mortgage, pledge, hypothecate or in any manner transfer (except as provided in (8) above), as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 15% of the Fund's total assets, taken at acquisition cost or market value, whichever is lower. (The deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge.) [In order to comply with certain statutes, the Fund will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities plus the sales charge will exceed 10% of the offering price of the Fund's shares.]

          11. Invest in securities for which there are legal or contractual restrictions on resale.

          12. Invest in securities for which there is no readily available market, if at the time of acquisition more than 5% of its total assets would be invested in such securities.

          13. Underwrite securities of other issuers except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

  (b) Non-Fundamental Investment Restrictions

     The Fund may not:

          a. Invest in securities of foreign issuers if at the time of acquisition more than 25% of its total assets, taken at market value, would be invested in such securities.

          b. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

          c. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, provided however, the Fund may write "covered call options".

          d. Invest in warrants if at the time of acquisition more than 2% of its total assets, taken at market value, would be invested in warrants. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

          e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation if at the time of acquisition more than 5% of its total assets, taken at market value, would be invested in such securities.

          f. Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, Merrill Lynch & Co., Inc. or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

     In addition to (f) above, the Fund also has a policy of not purchasing securities of companies in which directors or management personnel of the Fund, Merrill Lynch & Co., Inc. or any subsidiary thereof have a substantial beneficial interest. Portfolio securities of the Fund may not be purchased from or sold or loaned to Merrill Lynch & Co., Inc. or any subsidiary thereof or any of their directors, officers or employees.

III. MERRILL LYNCH SPECIAL VALUE FUND, INC.

  (a) Fundamental Investment Restrictions

     The Fund may not:

          1. Invest in securities of any one issuer (other than the United States or its agencies or instrumentalities), if immediately after and as a result of such investment, more than 5% of the total assets of the Fund, taken at market value, would be invested in the securities of such issuer, or more than 10% of the outstanding securities, or more than 10% of any class of securities, of such issuer would be owned by the Fund.

          2. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

          3. Make investments for the purpose of exercising control or management.

          4. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than 10% of the Fund's total assets, taken at market value, would be invested in such securities.

          5. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          6. Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

          7. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. (The deposit or payment by the Fund of initial or variation margin in connection with futures or related options transactions, if applicable, is not considered the purchase of a security on margin.)

          8. Make loans to other persons (except as provided in (9) below); provided that for purposes of this restriction the acquisition of a portion of an issue of publicly distributed bonds, debentures, or other corporate debt securities and investment in Government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan (the acquisition of bonds, debentures, or other corporate debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act).

          9. Lend its portfolio securities in excess of 20% of its total assets, taken at market value; provided that such loans shall be made in accordance with the guidelines set forth below.

          10. Borrow amounts in excess of 5% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes.

          11. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (10) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value. [In order to comply with certain state statutes the Fund will not, as a matter of operating policy, mortgage, pledge or hypothecate its portfolio securities to the extent that at any time the percentage of the value of pledged securities plus the maximum sales charge will exceed 10% of the value of the Fund's shares at the maximum offering price.] (For the purpose of this restriction and restriction (10) above, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets, and neither such arrangements nor the purchase and sale of options, futures or related options are deemed to be the issuance of a senior security.)

          12. Invest in securities which cannot be readily resold to the public because of legal or contractual restrictions or for which no readily available market exists if, regarding all such securities, more than 5% of its total assets, taken at market value, would be invested in such securities.

          13. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

          14. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

          15. Invest in securities of issuers having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the total assets, taken at market value, would be invested in such securities.

          16. Invest in warrants if at the time of acquisition such investments valued at the lower of cost or market value, would exceed 5% of its total assets taken at market value, provided that for purposes of this investment restriction, investments in warrants that are not listed on the New York or American Stock Exchange may not exceed 2% of the Fund's total assets. In addition, for purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

          17. Purchase or retain the securities of an issuer, if those individual officers and directors of the Fund, MLAM, or any affiliate thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

IV. MERRILL LYNCH GLOBAL RESOURCES TRUST.

  (a) Fundamental Investment Restrictions

     The Fund may not:

          1. Invest in the securities of any one issuer if, immediately after and as a result of such investment, the value of the holdings of the Fund in the securities of such issuer exceed 5% of the Fund's total assets, taken at market value, except that such restriction shall not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

          2. Invest in securities of any single issuer if, immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities of such issuer.

          3. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry.

          4. Make investments for the purpose of exercising control or management.

          5. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than 10% of the Fund's total assets would be invested in such securities.

          6. Purchase or sell real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

          7. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions, if applicable, shall not be considered the purchase of a security on margin.

          8. Make short sales of securities or maintain a short position.

          9. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities as set forth in restriction (10) below.

          10. Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value; provided that such loans may only be made in accordance with the guidelines set forth above.

          11. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 10% (taken at the market value) of its total assets and pledge its assets to secure such borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, interest rate futures contracts, options on interest rate futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.) The Fund will not purchase securities while borrowings exceed 5% (taken at market value) of its total assets.

          12. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, if at the time of acquisition more than 5% of its net assets would be invested in such securities. Asset-based securities which the

     Fund has the option to put to the issuer or a stand-by bank or broker and receive the principal amount of redemption price thereof less transaction costs on no more than seven days' notice or when the Fund has the right to convert such securities into a readily marketable security in which it could otherwise invest upon not less than seven days' notice are not subject to this restriction.

          13. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

          14. Purchase or sell interest in oil, gas or other mineral exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

  (b) Non-Fundamental Investment Restrictions

     The Fund may not:

          a. Invest in warrants if at the time of acquisition more than 2% of its total assets, taken at market value, would be invested in warrants. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

          b. Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange between currencies of the different countries in which it may invest.

          c. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of its total assets would be invested in such securities.

          d. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may write covered call options and purchase put options on the equity securities in which it may invest.

          e. Purchase or retain the securities of any issuer, if those individual Board members, officers and directors of the Fund, the Investment Adviser or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of securities of such issuer.

          f. Invest in real estate limited partnership interests or in oil, gas or mineral leases.

     In addition to (e) above, the Fund also has a policy of not purchasing securities of companies in which directors or management personnel of the

Fund, Merrill Lynch & Co., Inc. or any subsidiary thereof have a substantial beneficial interest. Portfolio securities of the Fund may not be purchased from or sold or loaned to Merrill Lynch & Co., Inc. or any subsidiary thereof or any of their directors, officers or employees.

                                    PROXY

Meeting of the Shareholders of                            Please mark your choices below in blue or black ink.

MERRILL LYNCH BASIC VALUE FUND, INC.                      This Proxy has been personalized to reflect those shares of
MERRILL LYNCH CAPITAL FUND, INC.                          the indicated Funds that are held within a single account.
MERRILL LYNCH GLOBAL RESOURCES TRUST                      If a shareholder holds shares in multiple accounts, it will be
MERRILL LYNCH SPECIAL VALUE FUND, INC.                    necessary to execute a proxy for each such account.  With respect to
  P.O. Box 9011, Princeton, NJ 08543-9011                 proposal 4, a separate vote is required for Class A and Class B shares owned.

THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS/TRUSTEES

The undersigned hereby appoints ___________________________________ as proxies, each with the power to appoint his substitute, and hereby authorizes each to represent and to vote, as designated below, all shares in one or more of the above-mentioned Funds held of record by the undersigned on August 5, 1994, at the Meeting of Shareholders of such Fund to be held on September 26, 1994, or any adjournment thereof. Such proxies are also authorized to vote on such other matters as may properly come before such meeting or any adjournment thereof.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

SHARES HELD IN ACCOUNT          1.  ELECTION OF DIRECTORS/TRUSTEES.        Nominees: Donald Cecil, M. Colyer Crum, Edward H. Meyer,
                                                                                     Jack B. Sunderland, J. Thomas Touchton and
                                                                                     Arthur Zeikel
                                                                              FOR          WITHHOLD       FOR ALL
CLASS A     CLASS B                                                           ALL            ALL          EXCEPT*
000000000   000000000           Merrill Lynch Basic Value Fund, Inc.          / /            / /            / /
000000000   000000000           Merrill Lynch Capital Fund, Inc.              / /            / /            / /
000000000   000000000           Merrill Lynch Global Resources Trust          / /            / /            / /
000000000   000000000           Merrill Lynch Special Value Fund, Inc.        / /            / /            / /
                                                                              *To withhold authority for a Nominee for a particular
                                                                               Fund, check the "FOR ALL EXCEPT" box and print name
                                                                               of Nominee on the appropriate line below.
                                                                               ---------------------------------------------------
                                                                               ---------------------------------------------------
                                                                               ---------------------------------------------------
                                                                               ---------------------------------------------------
                                              2. Ratify the selection of independent         3.  Amend the fundamental investment
                                                  auditors.                                       restrictions.
                                              FOR          AGAINST        ABSTAIN            FOR          AGAINST        ABSTAIN
Merrill Lynch Basic Value Fund, Inc.          / /            / /            / /              / /            / /            / /
Merrill Lynch Capital Fund, Inc.              / /            / /            / /              / /            / /            / /
Merrill Lynch Global Resources Trust          / /            / /            / /              / /            / /            / /
Merrill Lynch Special Value Fund, Inc.        / /            / /            / /              / /            / /            / /
                                              4. Amend the charter of the Fund in connection with the
                                                 implementation of Merrill Lynch Select Pricing(SM)
                                                     ---CLASS A SHARES---                           ---CLASS B SHARES---
                                              FOR          AGAINST        ABSTAIN            FOR          AGAINST        ABSTAIN
Merrill Lynch Basic Value Fund, Inc.          / /            / /            / /              / /            / /            / /
Merrill Lynch Capital Fund, Inc.              / /            / /            / /              / /            / /            / /
Merrill Lynch Global Resources Trust          / /            / /            / /              / /            / /            / /
Merrill Lynch Special Value Fund, Inc.        / /            / /            / /              / /            / /            / /
                                              5. In the discretion of such proxies, upon such other
                                                 business as may properly come before the meeting or any
                                                 adjournment thereof.

PLEASE MARK, SIGN, DATE, AND MAIL YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
Signature                                                   Date
         -------------------------------------------------      ---------------
          If joint owner, each should sign. When signing as executor, trustee, etc., give full title as such.
[CLUSTER A 8/1/94]